File No. 33-90228       CIK No. 941135

                       Securities and Exchange Commission
                          Washington, D. C. 20549-1004

                                 Post-Effective
                                 Amendment No. 2

                                       to
                                    Form S-6


              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2


                  Delaware-Voyageur Tax-Exempt Trust, Series 2
                              (Exact Name of Trust)


                        Delaware Management Company, Inc.
                            (Exact Name of Depositor)


                               One Commerce Square
                        Philadelphia, Pennsylvania 19103
          (Complete address of Depositor's principal executive offices)


     Delaware Management Company, Inc.           Chapman and Cutler
     Attention:   George M. Chamberlain, Jr.     Attention: Mark J. Kneedy
     One Commerce Square                         111 West Monroe Street
     Philadelphia, Pennsylvania 19103            Chicago, Illinois 60603
                (Name and complete address of agents for service)


( X ) Check if it is proposed that this filing will become effective on June 30, 1997 pursuant to paragraph (b) of Rule 485.

                  DELAWARE-VOYAGEUR TAX-EXEMPT TRUST, SERIES 2
                   COLORADO INSURED SERIES 2 -- 302,995 UNITS
                    OREGON INSURED SERIES 2 -- 257,308 UNITS

PROSPECTUS
Part One
Dated June 30, 1997

NOTE: PART ONE OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART TWO.

         In the opinion of Counsel, interest income to the Trusts and to Unitholders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from state and local income taxes. Capital gains, if any, are subject to Federal tax.


THE TRUST

         Delaware-Voyageur Tax-Exempt Trust, Series 2 (the "TRUST") consists of a fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the states of Colorado and Oregon, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and from state and local income taxes under existing law. At February 28, 1997, each Unit represented a 1/302,995 and 1/257,308 undivided interest, for Colorado Insured and Oregon Insured, respectively, in the principal and net income of the Trusts (see "The Trusts" in Part Two).

         The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trusts.


PUBLIC OFFERING PRICE

         The Public Offering Price of the Units is equal to the net assets of the Trust divided by the number of Units outstanding, plus a sales charge of 5.50% of the Public Offering Price (5.820% of the amount invested). At February 28, 1997 the Public Offering Price per Unit was $10.43 and $10.46 for Colorado Insured and Oregon Insured, respectively (see "Public Offering" in Part Two).

        Please retain all parts of this Prospectus for future reference.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------


                        DELAWARE MANAGEMENT COMPANY, INC.

                                     SPONSOR

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

         Estimated Current Return to Unitholders as of February 28, 1997 was 5.09% for Colorado Insured and 4.99% for Oregon Insured. Estimated Long-Term Return to Unitholders as of February 28, 1997 was 4.84% for Colorado Insured and 4.64% for Oregon Insured. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust; (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust; and (3) takes into effect the tax-adjusted yield from potential capital gains at the Date of Deposit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "Estimated Current Return and Estimated Long-Term Return" in Part Two.

                                  DELAWARE-VOYAGEUR TAX-EXEMPT TRUST, SERIES 2
                            SUMMARY OF ESSENTIAL INFORMATION AS OF FEBRUARY 28, 1997
                                   SPONSOR: DELAWARE MANAGEMENT COMPANY, INC.
                                    DISTRIBUTOR: DELAWARE DISTRIBUTORS, L.P.
                                       EVALUATOR: MULLER DATA CORPORATION
                                       TRUSTEE: THE CHASE MANHATTAN BANK

                                                                                Colorado            Oregon
                                                                                 Insured            Insured
                                                                                Series 2           Series 2
                                                                               ----------         ---------
Principal Amount (Par Value) of Bonds........................................   $2,965,000          $2,500,000
Number of Units..............................................................      302,995             257,308
Fractional Undivided Interest in the Trust per Unit..........................    1/302,995           1/257,308
Principal Amount (Par Value) of Bonds per Unit...............................       $9.786              $9.716
Public Offering Price: Net Assets............................................   $2,988,970          $2,543,319
Net Asset Value Per Unit.....................................................        $9.86               $9.88
Sales Charge 5.5% (5.781% and 5.865% of the Net Asset Value) per Unit(1).....         $.57                $.58
Public Offering Price per Unit(1)(2).........................................       $10.43              $10.46
Redemption Price per Unit(2)(3)..............................................        $9.86               $9.88
Excess of Public Offering Price per Unit Over Redemption Price
    per Unit.................................................................         $.57                $.58
Minimum Value of the Trust under which Trust Agreement
    may be terminated........................................................     $593,000            $500,000
Minimum Principal Distribution.................................$1.00 per Unit
First Settlement Date..........................................March 30, 1995
Mandatory Termination Date..................................December 31, 2044
Calculation of Estimated Net Annual Unit Income:
    Estimated Annual Interest Income per Unit................................     $0.55661            $0.54924
    Less: Estimated Annual Expense per Unit..................................     $0.02561            $0.02755
                                                                                  --------            --------
    Estimated Net Annual Interest Income per Unit............................     $0.53100            $0.52169
Estimated Normal Monthly Distribution per Unit(4)............................     $0.04425            $0.04347
Estimated Daily Rate of Net Interest Accrual per Unit........................     $0.00147            $0.00145
Estimated Current Return Based on Public Offering Price(1)(4)(5).............         5.09%               4.99%
Estimated Long-Term Return(1)(4)(5)..........................................         4.84%               4.64%
Trustee's Initial Annual Fee per $1,000 Principal Amount of Bonds(6).........        $2.00               $2.05
Evaluator's Annual Evaluation Fee per Unit...................................     $0.00100            $0.00200
Record Dates..........................................First day of each month
Distribution Dates................................Fifteenth day of each month




Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by the Trustee of Units tendered for redemption.

(1) The sales charge is decreased and the Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge. See "Public Offering--General."

(2) Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement
         (normally five business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Public Offering--Public
         Market."

(3)      See "Rights of Unitholders--Redemption of Units."

(4) These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The estimated cash flows for each Trust are available upon request at no charge from the Sponsor.

(5) The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present
         Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term
         Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

(6) During the first year, the Trustee agreed to reduce its fee (and to the extent necessary pay expenses of the Trusts) for Oregon Insured Series
         2 in the amount of $.00013 per $1,000 Principal Amount of Bonds. The
         Trustee has agreed to the foregoing to cover all or a portion of the interest on any Bonds accruing prior to their expected dates of delivery, since interest will not accrue to the benefit of Unitholders of a Trust until such Bonds are actually delivered to the Trust. The estimated net annual interest income per Unit will remain as indicated.
         See "The Fund" and "Estimated Current Return and Estimated Long-Term
         Return."


INDEPENDENT AUDITOR'S REPORT

The Unitholders and Trustee
Delaware-Voyageur Tax-Exempt Trust, Series 2:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Colorado Insured Series 2 and Oregon Insured Series 2 (Trusts within Delaware-Voyageur Tax-Exempt Trust, Series 2) as of February 28, 1997, the related statements of operations, changes in net assets and the supplementary information for the year ended February 28, 1997 and for the period from March 23, 1995 (commencement of operations) to February 29, 1996. These financial statements and the supplementary information are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and the supplementary information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments held in custody are confirmed to us by the trustee. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colorado Insured Series 2 and Oregon Insured Series 2 at February 28, 1997, and the results of their operations, changes in their net assets and the supplementary information for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                                         KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 11, 1997


DELAWARE-VOYAGEUR TAX-EXEMPT TRUST, SERIES 2
STATEMENTS OF ASSETS AND LIABILITIES                                           FEBRUARY 28, 1997
------------------------------------------------------------------------------------------------
                                                                     COLORADO         OREGON
                                                                     INSURED          INSURED
                                                                     SERIES 2         SERIES 2
                                                                    -----------      -----------
     ASSETS

Investments in securities, at market value
     (cost: $2,881,482 and $2,446,999, respectively)
       (note 3 to schedule of investments) ....................     $ 2,988,970      $ 2,543,319
Interest receivable ...........................................          57,246           39,894
                                                                    -----------      -----------

     Total assets .............................................     $ 3,046,216      $ 2,583,213
                                                                    ===========      ===========


     LIABILITIES AND NET ASSETS

Bank overdraft ................................................          42,387           26,798
Accrued dividends payable .....................................          13,404           11,185
Accrued expenses payable ......................................           1,455            1,911
                                                                    -----------      -----------

     Total liabilities ........................................          57,246           39,894
                                                                    -----------      -----------

Net assets (units of fractional undivided interest outstanding:
     302,995, and 257,308, respectively):
       Original cost to investors of 302,995 and 257,308
         units, respectively (note B) .........................       3,029,950        2,573,080
       Less:
         Gross underwriting commissions (note C) ..............        (148,468)        (126,081)
                                                                    -----------      -----------
     Total ....................................................       2,881,482        2,446,999


Net unrealized appreciation of investments (note D) ...........         107,488           96,320
                                                                    -----------      -----------

     Net assets ...............................................     $ 2,988,970      $ 2,543,319
                                                                    ===========      ===========

     Net asset value per unit (302,995 and 257,308 units,
       respectively) ..........................................     $      9.86      $      9.88
                                                                    ===========      ===========



See accompanying notes to financial statements.



DELAWARE-VOYAGEUR TAX-EXEMPT TRUST, SERIES 2
STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------
                                                             COLORADO                          OREGON
                                                             INSURED                           INSURED
                                                             SERIES 2                          SERIES 2
                                                     --------------------------        --------------------------
                                                       YEAR         PERIOD FROM          YEAR           PERIOD FROM
                                                       ENDED       MARCH 23, 1995*       ENDED        MARCH 23, 1995*
                                                    FEBRUARY 28,   TO FEBRUARY 29,    FEBRUARY 28,    TO FEBRUARY 29,
                                                       1997              1996            1997               1996
                                                     ---------        ---------        ---------         ---------
Investment income, interest .................        $ 168,650        $ 155,064        $ 141,325         $ 129,621
                                                     ---------        ---------        ---------         ---------

Expenses:
     Trustee fees and expenses ..............            6,463            5,942            5,575             4,806
     Evaluator fees .........................              297              273              515               460
     Accounting fees ........................            1,000            1,000            1,000             1,000
                                                     ---------        ---------        ---------         ---------

       Total expenses .......................            7,760            7,215            7,090             6,266
                                                     ---------        ---------        ---------         ---------

       Investment income, net ...............          160,890          147,849          134,235           123,355
                                                     ---------        ---------        ---------         ---------


Unrealized gain (loss) in investments,
  net (notes A and D)
       Net change in unrealized appreciation
         (depreciation) .....................            3,128          104,360             (747)           97,067
                                                     ---------        ---------        ---------         ---------

         Net gain (loss) on investments .....            3,128          104,360             (747)           97,067
                                                     ---------        ---------        ---------         ---------

         Net increase in net assets resulting
           from operations ..................        $ 164,018        $ 252,209        $ 133,488         $ 220,422
                                                     =========        =========        =========         =========


------------------------------------
*Commencement of operations



See accompanying notes to financial statements.



DELAWARE-VOYAGEUR TAX-EXEMPT TRUST, SERIES 2
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                                                                 COLORADO                             OREGON
                                                                 INSURED                              INSURED
                                                                 SERIES 2                             SERIES 2
                                                     ------------------------------      ----------------------------
                                                        YEAR          PERIOD FROM           YEAR          PERIOD FROM
                                                        ENDED        MARCH 23, 1995*        ENDED       MARCH 23, 1995*
                                                     FEBRUARY 28,    TO FEBRUARY 29,    FEBRUARY 28,    TO FEBRUARY 29,
                                                        1997              1996              1997              1996
                                                     -----------       -----------       -----------      -----------
Operations
     Investment income, net .....................    $   160,890       $   147,849       $   134,235      $   123,355
     Net change in unrealized appreciation
           (depreciation) .......................          3,128           104,360              (747)          97,067
                                                     -----------       -----------       -----------      -----------

       Net increase in net assets resulting
         From operations ........................        164,018           252,209           133,488          220,422
                                                     -----------       -----------       -----------      -----------

Distributions to unitholders from (notes E):
     Investment income, net .....................       (160,890)         (147,849)         (134,235)        (123,355)
                                                     -----------       -----------       -----------      -----------
       Total distributions ......................       (160,890)         (147,849)         (134,235)        (123,355)
                                                     -----------       -----------       -----------      -----------

       Total increase (decrease)  in net assets .          3,128           104,360              (747)          97,067


Net assets:
     Beginning of period ........................      2,985,842         2,881,482         2,544,066        2,446,999
                                                     -----------       -----------       -----------      -----------

     End of period ..............................    $ 2,988,970       $ 2,985,842       $ 2,543,319      $ 2,544,066
                                                     ===========       ===========       ===========      ===========


------------------------------------
* Commencement of operations



See accompanying notes to financial statements.


                  DELAWARE-VOYAGEUR TAX-EXEMPT TRUST, SERIES 2

                          NOTES TO FINANCIAL STATEMENTS

                                FEBRUARY 28, 1997


(A) The financial statements of Delaware-Voyageur Tax-Exempt Trust, Series 2 (formerly Voyageur Tax-Exempt Trust, Series 2) are prepared on the accrual basis of accounting. Security transactions are accounted for on the date the securities are purchased or sold. The Trust was organized on March 23, 1995 and is registered under the Investment Company Act of 1940. The Trust will terminate on the mandatory termination date of December 31, 2044.

(B) For financial reporting purposes, cost of the bonds reflects no amortization or accretion of bond premium or discount.

(C) The gross underwriting commission represents the aggregate sales charge paid in connection with the initial public offering.

(D) At February 28, 1997, the gross unrealized market appreciation was $107,488 and $96,320 and the gross unrealized market depreciation was $0 and $0 for Colorado Insured Series 2, and Oregon Insured Series 2, respectively. The net unrealized market appreciation was $107,488 and $96,320 for Colorado Insured Series 2, and Oregon Insured Series 2, respectively.

(E)      Distributions of net interest income to unitholders are paid monthly.

(F) During the current period units redeemed in Colorado Insured Series 2 and Oregon Insured Series 2 were offered in the secondary market.

(G) No provision for income taxes has been made because the Trust is not an association taxable as a corporation for federal or state income tax purposes. Each unitholder will be treated as the owner of a pro rata portion of the Trust and will be taxed on his or her pro rata share of the investment income and securities gains or losses, if any.

(H) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

(I) Each Trust pays fees to Muller Data Corporation for acting as the evaluator. The evaluator fee is paid in monthly installments and will not exceed $0.001 and $0.002 per unit on an annual basis for Colorado Insured Series 2 and Oregon Insured Series 2, respectively. Each Trust also pays Trustee's fees and various out-of-pocket expenses.

                  DELAWARE-VOYAGEUR TAX-EXEMPT TRUST, SERIES 2

                                FEBRUARY 28, 1997


(J)      Supplementary Information

         Select data for a unit of each Trust outstanding throughout each period follows:

                                                                COLORADO                    OREGON
                                                                INSURED                     INSURED
                                                                SERIES 2                    SERIES 2
                                                          ----------------------      ----------------------
                                                                       PERIOD FROM                 PERIOD FROM
                                                            YEAR        MARCH 23,       YEAR        MARCH 23,
                                                            ENDED       1995* TO        ENDED       1995* TO
                                                        FEBRUARY 28,   FEBRUARY 29,  FEBRUARY 28,  FEBRUARY 29,
                                                            1997          1996          1997          1996
                                                          --------      --------      --------      --------
          Interest income ........................        $   0.56      $   0.51      $   0.55      $   0.50
          Expenses ...............................           (0.03)        (0.02)        (0.03)        (0.02)
                                                          --------      --------      --------      --------
          Net investment income ..................            0.53          0.49          0.52          0.48
          Income distributions ...................           (0.53)        (0.49)        (0.52)        (0.48)
                                                          --------      --------      --------      --------
                                                              0.00          0.00          0.00          0.00


          Net change in unrealized appreciation
            (depreciation) .......................            0.01          0.34         (0.01)         0.38
                                                          --------      --------      --------      --------
          Increase (decrease) in net asset value .            0.01          0.34         (0.01)         0.38
          Net asset value, beginning of period ...            9.85          9.51          9.89          9.51
                                                          --------      --------      --------      --------
          Net asset value, end of period .........        $   9.86      $   9.85      $   9.88      $   9.89
                                                          ========      ========      ========      ========


------------------------------------
* Commencement of operations


                                          COLORADO INSURED SERIES 2

                                           SCHEDULE OF INVESTMENTS

                                              FEBRUARY 28, 1997

            Aggregate
Ratings     principal   Title of bonds deposited                    Coupon rate     Redemption      Market
  (1)        amount     in trust or contracted for                  and maturity    features (2)   value (3)
--------------------------------------------------------------------------------------------------------------
                        (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
                        COLORADO MUNICIPAL BONDS (100.0%):
                        GENERAL OBLIGATION (8.1%):
                        --------------------------------------------------------------------------------------
AAA/Aaa      $250,000   Adams County Colorado School District       5.25% @ 2017    2003 @ 100     $242,700
                          No. 1, (Mapleton Public Schools), Adams                 2013 @ 100 S.F.  --------
                          County, Colorado, General Obligation
                          Refunding Bonds, Series 1993,
                          (MBIA Insured)#

                        EDUCATION REVENUE (25.5%):
                        ---------------------------------------------------------------------------------------
AAA/Aaa       250,000   Auraria Higher Education Center, State of   5.30% @ 2012    2003 @ 101      247,180
                          Colorado, Parking Facilities System                     2009 @ 100 S.F.
                          Refunding Revenue Bonds, Series 1993,
                          (FSA Insured)#

AAA/Aaa       500,000   State of Colorado, Department of Higher     6.00% @ 2019    2005 @ 100      514,355
                          Education, By State Board for Community
                          Colleges and Occupational Education,
                          Systemwide Revenue Bonds,
                          Series 1995, (AMBAC Insured)#
                                                                                                   --------
                                                                                                    761,535
                                                                                                   --------
                        INDUSTRIAL REVENUE (17.0%):
                        ---------------------------------------------------------------------------------------
AAA/Aaa       500,000   Adams County, Colorado, Pollution Control   5.875% @ 2014   2003 @ 101      509,640
                          Refunding Revenue Bonds, 1993                                            --------
                          Series A, (Public Service Company of
                          Colorado Project), (MBIA Insured)#

                        SALES AND USE TAX REVENUE (16.3%):
                        ---------------------------------------------------------------------------------------
AAA/Aaa       465,000   City of Broomfield, Colorado, Sales and     6.00% @ 2015    2005 @ 100      486,297
                          Use Tax Revenue Bonds, Series 1995,                                      --------
                          (AMBAC Insured)#

                        HEALTH CARE REVENUE (25.2%):
                        ---------------------------------------------------------------------------------------
AAA/Aaa       500,000   Colorado Health Facilities Authority        5.875% @ 2023   2004 @ 102      508,945
                          Hospital Revenue Improvement and                        2010 @ 100 S.F.
                          Refunding Bonds, (Boulder Community
                          Hospital Project), Series 1994B
                          (MBIA Insured)#

AAA/Aaa       250,000   Sisters of Charity Health Care Systems,     5.25% @ 2014    2004 @ 102      245,018
                          Inc., Colorado Health Facilities Authority              2006 @ 100 S.F.
                          Revenue Bonds, Series 1994,
                          (MBIA Insured)#
                                                                                                   --------
                                                                                                    753,963
                                                                                                   --------
                        UTILITY REVENUE (7.9%):
                        ---------------------------------------------------------------------------------------
AAA/Aaa       250,000   Municipal Subdistrict, Northern Colorado,   5.00% @ 2017    2004 @ 100      234,835
                          Water Conservancy District Water                        2011 @ 100 S.F.  --------
                          Revenue Refunding Bonds,
                          Series E, (AMBAC Insured)#

---------------------------------------------------------------------------------------------------------------
           $2,965,000     Total Bonds (cost: $2,881,482)                                         $2,988,970
---------------------------------------------------------------------------------------------------------------


See accompanying notes to schedules of investments.


                                           OREGON INSURED SERIES 2

                                           SCHEDULE OF INVESTMENTS

                                              FEBRUARY 28, 1997

            Aggregate
Ratings     principal   Title of bonds deposited                       Coupon rate      Redemption      Market
  (1)        amount     in trust or contracted for                     and maturity     features (2)   value (3)
----------------------------------------------------------------------------------------------------------------
                        (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
                        OREGON MUNICIPAL BONDS (100.0%):
                        GENERAL OBLIGATION (48.7%):
                        ---------------------------------------------------------------------------------------
AAA/Aaa      $500,000   City of Portland, Oregon, General Obligation    5.75% @ 2015    2005 @ 100    $ 511,135
                          Bonds, Series 1995A, (MBIA Insured)#

AAA/Aaa       500,000   Tualatin Hills Park and Recreation District,    5.75% @ 2012    2005 @ 100      515,185
                          Washington County, Oregon, General                          2011 @ 100 S.F.
                          Obligation Bonds, Series 1995,
                          (MBIA Insured)#

AAA/Aaa       200,000   Washington County School District No. 88J       6.10% @ 2012    2005 @ 100      212,788
                          Sherwood, Oregon, General Obligation                        2008 @ 100 S.F.
                          Bonds, Series 1994, (FSA Insured)
                                                                                                      ---------
                                                                                                      1,239,108
                                                                                                      ---------
                        UTILITY REVENUE (31.0% ):
                        ---------------------------------------------------------------------------------------
AAA/Aaa       500,000   City of McMinnville, Yamhill County, Oregon,    5.00% @ 2014    2004 @ 102      483,905
                          Sewerage System Revenue Bonds,                              2010 @ 100 S.F.
                          Series 1994A, (FGIC Insured)#

AAA/Aaa       300,000   Emerald People's Utility District, Lane County  5.75% @ 2016    2002 @ 102      304,143
                          Oregon, Electric System Revenue                             2013 @ 100 S.F.
                          Refunding Bonds, Series 1992,
                          (AMBAC Insured)#
                                                                                                      ---------
                                                                                                        788,048
                                                                                                      ---------
                        EDUCATION REVENUE (10.4%):
                        ---------------------------------------------------------------------------------------
AAA/Aaa       250,000   State of Oregon, Health, Housing, Education     6.00% @ 2013     2004 @ 102     263,993
                          and Cultural Facilities Authority, Revenue                  2006 @ 100 S.F. ---------
                          Bonds, (Lewis & Clark College Project)
                          Series 1994A, (MBIA Insured)#

                        HEALTH CARE REVENUE (9.9%):
                        ---------------------------------------------------------------------------------------
AAA/Aaa       250,000   Hospital Facility Authority of the Western      5.75% @ 2019    2004 @ 102      252,170
                          Lane Hospital District, Revenue Refunding                   2013 @ 100 S.F. ---------
                          Bonds, Series 1994, (Sisters of St. Joseph
                          of Peace, Health and Hospital Services),
                          (MBIA Insured)#

---------------------------------------------------------------------------------------------------------------
           $2,500,000   Total Bonds (cost: $2,446,999)                                               $2,543,319
---------------------------------------------------------------------------------------------------------------


See accompanying notes to schedules of investments.


                  DELAWARE-VOYAGEUR TAX-EXEMPT TRUST, SERIES 2

                        NOTES TO SCHEDULES OF INVESTMENTS

                                FEBRUARY 28, 1997

(1) All ratings (unaudited) are by Standard & Poor's Corporation and/or Moody's Investors Service. As a result of the insurance related to each Bond, each Bond is rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's.

(2) Unless otherwise indicated, there is shown under this heading the year in which each issue of bonds initially is redeemable and the redemption price for that year; each such issue continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption prior to maturity at the option of the issuer.

(3) The market value is determined by the evaluator on the basis of current bid prices for the bonds. Determinations of the aggregate bid price of the bonds, for the purposes of secondary market transactions by the Sponsor and redemptions by the Trustee, will be made on each business day on which the New York Stock Exchange is open for business.

(4) For financial reporting purposes the Trust does not amortize bond premium and discount.

# Indicates Bond was issued at either an original issue discount or purchased at a market discount.

                  DELAWARE-VOYAGEUR TAX-EXEMPT TRUST, SERIES 2

                                    PART ONE
                         MUST BE ACCOMPANIED BY PART TWO

                                 --------------
                                   PROSPECTUS
                                 --------------


Sponsor:                         Delaware Management Company, Inc.
                                 One Commerce Square
                                 Philadelphia, Pennsylvania 19103

Trustee:                         The Chase Manhattan Bank
                                 4 New York Plaza
                                 New York, New York 10004-2413

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                    DELAWARE-VOYAGEUR TAX-EXEMPT TRUST SERIES
PROSPECTUS                                           PART TWO OF THIS PROSPECTUS
PART TWO                                                  MAY NOT BE DISTRIBUTED
JUNE 13, 1997                                                   WITHOUT PART ONE
--------------------------------------------------------------------------------

         THE FUND. Delaware-Voyageur Tax-Exempt Trust Series (the "Fund") consists of the underlying separate unit investment trusts set forth in Part One of this Prospectus. The various trusts are collectively referred to herein as the "Trusts." Territorial Insured Series and National Insured Series are referred to herein as the "Insured National Trusts", while Arizona Insured Series, Colorado Insured Series, Minnesota Insured Series, Oregon Insured Series and Pennsylvania Insured Series are collectively referred to herein as the "Insured State Trusts." Collectively, the Insured National Trusts and Insured State Trusts may be referred to herein as the "Insured Trusts." Because not all of the Bonds in the New Mexico Series are insured, New Mexico Series is not an Insured State Trust. New Mexico Series and the Insured State Trusts, collectively, may be referred to herein as the "State Trusts." Each Trust consists of interest-bearing obligations issued by or on behalf of states and territories of the United States and political subdivisions and authorities thereof, the interest on which is, with certain exceptions, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law (the "Bonds"). In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes when held by residents of the state where the issuers of Bonds in such State Trust are located. Investors should consult their tax advisers to determine the extent to which such interest income is exempt from taxation in their state of residence. Capital gains, if any, are subject to Federal and state tax. All Bonds in the Insured Trusts have insurance guaranteeing the payments of principal and interest, when due, or are escrowed to maturity. All such insurance remains effective so long as the Bonds are outstanding. IT SHOULD BE NOTED THAT THE INSURANCE RELATES ONLY TO THE BONDS IN AN INSURED TRUST AND NOT TO THE UNITS OFFERED HEREBY OR TO THE MARKET VALUE THEREOF. As a result of such insurance or escrow, the Bonds of each Insured Trust are rated "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and/or "Aaa" by Moody's Investors Service, Inc. ("Moody's"). Both Standard & Poor's and Moody's have indicated that their respective rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Bonds for less than the purchase price paid by such Trust will reduce payment to Unitholders of the interest and principal required to be paid on such Bonds. See "Insurance on the Bonds in the Insured Trusts." No representation is made as to any insurer's ability to meet its commitments. NO INSURANCE POLICY HAS BEEN OBTAINED FOR ANY OF THE BONDS IN THE NEW MEXICO SERIES; HOWEVER, CERTAIN OF THE BONDS CONTAINED THEREIN MAY BE INSURED. Certain of the Bonds in certain of the Trusts may have been acquired at prices which resulted in such Bonds being purchased at a discount from the aggregate par value of such Bonds. Gains based upon the difference, if any, between the value of such Bonds at maturity, redemption or sale and their purchase price at a discount (plus earned original issue discount) may constitute taxable ordinary income with respect to a Unitholder who is not a dealer with respect to his Units.

         UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INVESTOR IS ADVISED TO READ AND RETAIN BOTH PART ONE AND PART TWO OF THIS PROSPECTUS FOR FUTURE REFERENCE.

         INVESTMENT OBJECTIVES OF THE FUND. The objectives of the Fund are income exempt from Federal income tax and, in the case of the State Trusts, Federal and state income tax (if any) and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trusts are often not available in small amounts. There is, of course, no guarantee that the Trusts will achieve their objectives. The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers and/or obligors of the Bonds and of the insurers thereof to meet their respective obligations.

         PUBLIC OFFERING PRICE. The Public Offering Price of the Units of each Trust is equal to the aggregate bid price of the Bonds in such Trust's portfolio and cash, if any, in the Principal Account held or owned by such Trust divided by the number of Units outstanding, plus the applicable sales charge and accrued interest, if any. If the Bonds in each Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering."

         ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return and Estimated Long-Term Return to Unitholders are as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth in the footnotes to the "Summary of Essential Financial Information" in Part One of this Prospectus and under "Estimated Current Return and Estimated Long-Term Return."

         DISTRIBUTIONS. Unitholders will receive distributions on a monthly basis. See "Rights of Unitholders-- Distributions of Interest and Principal." Record dates will be the first day of each month. Distributions will be made on the fifteenth day of the month subsequent to the respective record dates.

         MARKET FOR UNITS. Although not obligated to do so, an affiliate of the Sponsor, Delaware Distributors, L.P., intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of a Trust. If such a market is not maintained and no other over-the-counter market is available, a Unitholder will be able to dispose of his Units through redemption at prices based upon the bid prices of the underlying Bonds (see "Rights of Unitholders--Redemption of Units").

         REINVESTMENT OPTION. Unitholders have the opportunity to have their distributions reinvested into an open-end management investment company as described herein. See "Rights of Unitholders-- Reinvestment Option."

         RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a Bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "The Trusts--Risk Factors" for the applicable Trust and "Risk Factors."

THE FUND

         GENERAL. The Fund was created under the laws of the State of New York pursuant to a Trust Agreement (the "Trust Agreement"), dated each Trust's Initial Date of Deposit, as defined in "Summary of Essential Financial Information"in Part One of this Prospectus, with Delaware Management Company, Inc. as Sponsor, Muller Data Corporation, as Evaluator, and The Chase Manhattan Bank, as Trustee.

         The Fund consists of separate unit investment trusts, each having a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law. All issuers of Bonds in a State Trust are located in the State for which such Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of counsel, the related interest earned on such Bonds is exempt to the extent indicated from state and local taxes of such State or territory. In addition, in the case of an Insured National Trust, interest income may also be exempt from certain state and local taxes for residents of various states. Illinois, Indiana, Virginia and Washington residents may only purchase Units of an Insured National Trust by this Prospectus.


         Each Unit represents the fractional undivided interest in each Trust as indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

         REPLACEMENT BONDS. Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. In the event of a failure to deliver any Bond that has been purchased for a Trust under a contract, including those securities purchased on a "when, as and if issued" basis ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other securities ("Replacement Bonds") to make up the original corpus of the affected Trust.

         The Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds shall (i) be tax-exempt bonds, issued by states or territories of the United States or political subdivisions thereof and shall have the benefit of an exemption from state taxation of interest to an extent equal to or greater than that of the bonds they replace, with fixed maturity dates substantially the same as those of the Failed Bonds; (ii) be purchased at a price that results in a yield to maturity and in a current return, in each case as of the Initial Date of Deposit, at least equal to that of the Failed Bonds; (iii) be payable in U.S. currency; (iv) not be when, as and if issued bonds; (v) be rated at least"AAA" by Standard & Poor's and/or "Aaa" by Moody's in the case of an Insured Trust and at least "BBB" by Standard & Poor's and/or "Baa" by Moody's in the case of an uninsured Trust; and (vi) be insured by one of the Insurers if such Bonds are purchased for an Insured Trust. Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Unitholders of such Trust of the acquisition of the Replacement Bond and shall, on the next monthly distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the affected Trust of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. Once the original corpus of a Trust is acquired, the Trustee will have no power to vary the investment of the Trust; i.e., the Trust will have no managerial power to take advantage of market variations to improve a Unitholder's investment.

         If the right of limited substitution described in the preceding paragraph shall not be utilized to acquire Replacement Bonds in the event of a failed contract, the Sponsor will refund the sales charge attributable to such Failed Bonds to all Unitholders of the affected Trust and distribute the principal and accrued interest (at the coupon rate of such Failed Bonds to the date the Failed Bonds are removed from the Trust) attributable to such Failed Bonds not later than the next Distribution Date following such removal or such earlier time as the Trustee in its sole discretion deems to be in the interest of the Unitholders. In the event a Replacement Bond should not be acquired by a Trust, the estimated net annual interest income per Unit for the Trust would be reduced and the Estimated Current Return and the Estimated Long-Term Return thereon might be lowered. In addition, Unitholders should be aware that they may not be able at the time of receipt of such principal to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds were earning to Unitholders in the affected Trust.


INVESTMENT OBJECTIVES AND PORTFOLIO SELECTION

         The objectives of the Fund are to gain interest income exempt from Federal income tax and, in the case of a State Trust, Federal and state income taxation and to conserve capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. There is, of course, no guarantee that the Trusts will achieve their objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Fund are often not available in small amounts.

         Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the issuer of such Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in such Insured Trust from one of several insurance companies (the "Insurers"). Certain Bonds may be escrowed to maturity. No representation is made as to any Insurer's ability to meet its commitments. All Bonds insured by an Insurer receive a "AAA" rating by Standard & Poor's and a "Aaa" rating by Moody's. All Bonds selected for an uninsured Trust were rated in no case less than "BBB" by Standard & Poor's or "Baa" by Moody's. See "Description of Bond Ratings." NO PORTFOLIO INSURANCE HAS BEEN OBTAINED BY THE SPONSOR FOR BONDS CONTAINED IN THE NEW MEXICO SERIES.

         In selecting Bonds for the Trusts the following factors, among others, were considered by the Sponsor: (i) either the Standard & Poor's rating of the securities was in no case less than AAA in the case of the Insured Trusts and BBB in the case of the uninsured Trusts, or the Moody's rating of the Securities was in no case less than Aaa in the case of the Insured Trusts and Baa in the case of the uninsured Trusts, including provisional or conditional ratings, respectively, or, if not rated, the Securities had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Fund, (ii) whether the Bonds are insured by an Insurer in the case of an Insured Trust, (iii) the prices of the Bonds relative to other bonds of comparable quality and maturity and (iv) the diversification of Bonds as to purpose of issue and location of issuer, (v) with respect to the Insured Trusts, the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Bonds. Subsequent to a Trust's Initial Date of Deposit, a Bond may cease to be rated or its rating may be reduced below either the applicable Standard & Poor's or Moody's ratings set forth above or both. Neither event requires elimination of such Bonds from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bonds. See "Trust Administration-- Portfolio Administration."

         To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the date of this Prospectus, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal and applicable state income taxation. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.


THE TRUSTS

         RISK FACTORS SPECIFIC TO ARIZONA. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

         Arizona is the nation's sixth largest state in terms of area. Arizona's main economic/employment sectors include services, trade, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

         Employment in the services sector increased 7.3% during 1995 and is projected to increase 6.2% for 1996 and 6.0% for 1997. Construction employment showed an 8.3% job growth in 1995 with projections in job growth for 1996 and 1997 declining to 6.5% and 4.4%, respectively. Trade employment also had a high increase in job growth in 1995 at 7.7%, with 1996 and 1997 estimates at 4.4%, and 4.2%, respectively. Overall, Arizona's wage and salary employment grew 5.4% in 1995 and is expected to increase 4.3% in 1996, 3.7% in 1997, and 3.0% in 1998-1999. This translates into an increase of over 153,000 new jobs through 1997. Total employment growth for Arizona from 1995-96 was 4.2%, which compares favorably with the national figure of 2.3% during 1995-96. Arizona's economy is expected to continue to show moderate growth, albeit at slower rates over the next few years.

         The unemployment rate in Arizona as of January 1997 was 5.4%. This is lower than the national rate of 5.9% in January 1997.

         In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer-term prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

         Arizona's per capita personal income in 1994 and 1995 was $19,389 and $20,489, respectively, a 5.7% increase. The national increase for the same period was 5.3%. Arizona ranked third in the nation in personal income growth during 1990-95. Personal income growth for Arizona is estimated at 8% in 1996, 6.7% in 1997, 6.1% in 1998, and 5.5% in 1999.

         BUDGETARY PROCESS. Arizona operates on a fiscal year beginning July 1 and ending June 30. Fiscal Year 1996 refers to the year ending June 30, 1996.

         Arizona began fiscal year 1996 with a $269.5 million cash surplus. Total sources of funds in the general fund for fiscal year 1996 were $4,933.0 million. Total expenditures were $4,533.1 million, leaving a cash surplus for fiscal year 1997 of $399.9 million. This was 50% higher than projected and set a record for the State. That record balance did not include $235 million in the Budget Stabilization Fund and $14.1 million in the Medical Services Stabilization Fund.

         Total revenue for the General Fund in fiscal year 1996 was $4.663 billion. Approximately 45% of this budgeted revenue came from sales and use taxes, 42% from income taxes (individual and corporate), and 4% from property taxes. All taxes totaled approximately $4.408 billion, or

94.5% of General Fund revenues. Non-tax revenue includes items such as income from state lottery, licenses, fees and permits, and interest.

         For fiscal year 1996, General Fund expenditures totaled $4.378 billion. These expenditures fell into the following major categories: education 58% ($2.527 billion), health and welfare 23% ($1.032 billion), protection and safety 10% ($469.6 million), general government 6% ($273.1 million), and inspection and regulation, transportation, and natural resources 3% ($149.6 million).

         Fiscal year 1997 revenues will most likely be impacted by a $200 million property tax reduction in 1996. This reduction has reduced Fiscal year 1997 revenues by almost 3.2%; yet, General Fund revenues are expected to increase 2.4% from fiscal year 1996. Total revenues in the General Fund for fiscal year 1997 are forecast at $4.776 billion. General Fund expenditures are estimated at $4.771 billion. Total sources of funds for fiscal year 1997 are estimated at $5,176.0 million with expenditures at $4,921.1 million, leaving a projected $254.9 million cash surplus for fiscal year 1998. However, fiscal year 1998 ending balance is projected at only $11.2 million. The Budget Stabilization Fund is expected to grow to $246.7 million at the end of fiscal year 1998. The Medical Services Stabilization Fund is estimated at $74.2 million for fiscal year 1998 and $17.2 million is projected for the Temporary Assistance Stabilization Fund. General Fund revenues for fiscal year 1998 are forecast to increase 3.4% to $4.939 billion, with expenditures at $4.94 billion.

         Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value or marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the state legislature cannot appropriate revenues in excess of 7% of the total personal income by the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

         On July 21, 1994, the Arizona Supreme Court rendered its opinion in ROOSEVELT ELEMENTARY SCHOOL DISTRICT NUMBER 66, ET AL V. DIANNE BISHOP, ET AL (the "Roosevelt Opinion"). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution. Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.

         Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired. It is expected that the Arizona Legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increases and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

         Arizona does not participate in the federally administered Medicaid program. Instead, the state administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS"), which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1996, AHCCCS was financed approximately 55% by federal funds and 45% by state funds.

         In 1996, voters in Arizona passed an initiative (Proposition 203) which provides for an expansion of eligibility for AHCCCS. For 1997, the Executive recommended an $8.3 million supplemental to the AHCCCS for disproportionate share hospital payments. Actual expenditures for the program in fiscal year 1996 were $128.9 million, and are projected at $135.3 million in fiscal year 1997.

         Under state law, hospitals retain the authority to raise rates with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix-based hospitals have defaulted on or reported difficulties in meeting their bond obligations in recent years.

         Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric") filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition, after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate increase. Tucson Electric services approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

         Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1994. A combination of tax refunds and tax credits will be used to satisfy this liability.

         ARIZONA STATE TAXATION. For a discussion of the Federal tax status of income earned on Arizona Trust Units, see "Tax Status."

         The assets of the Arizona Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing law:

         1. For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

         2. For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

         3. To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         4. Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona trust, if later.

         5. Amounts paid by the insurer under an insurance policy or policies issued to the Arizona Trust, if any, with respect to the Bonds in the Arizona Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the Bonds.

         6. Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

         7. Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         RISK FACTORS SPECIFIC TO COLORADO. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

         The 1995 fiscal year ending General Fund balance was $486.7 million, which was $260.7 million over the combined Unappropriated Reserve and Emergency Reserve requirement. The 1996 fiscal year ending General Fund balance was $368.5 million, or $211.8 million over the required Unappropriated Reserve and Emergency Reserve. Based on March 20, 1997, estimates, the 1997 fiscal year ending General Fund balance is expected to be $433.3 million, or $267.2 million over the required Unappropriated Reserve and Emergency Reserve. The March 20, 1997 estimates show fiscal year 1998 total revenues at $4,795.5 million and expenditures at $4,417.2 million, with an ending balance of $382.0 million, or $205.3 million over the required Unappropriated Reserve and Emergency Reserve.

         On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

         The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation basis. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

         Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues:
(i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease-purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise' arena may be filed in the future to clarify these issues.

         According to the COLORADO ECONOMIC PERSPECTIVE, THIRD QUARTER, FY 1996-97, MARCH 20, 1997 (the "Economic Report"), inflation for 1995 was 4.3% and population grew at the rate of 2.3% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1997 fiscal year will be limited to 6.6% over expenditures during the 1996 fiscal year. The limitation for the 1998 fiscal year is 5.5%, based on inflation of 3.5% for 1996 and population growth of 2.0% during 1996. The 1996 fiscal year is the base year for calculating the limitation for the 1997 fiscal year. For the 1996 fiscal year, General Fund revenues totaled $4,230.8 million and program revenues (cash funds) totaled $1,893.5 million, resulting in total base revenues of $6,124.3 million. Expenditures for the 1997 fiscal year, therefore, cannot exceed $6,528.5 million. The 1997 fiscal year General Fund and program revenues (cash funds) are projected to be only $6,527.0 million, or $1.5 million less than expenditures allowed under the spending limitation. This is the closest the State has come to the limit since its implementation in 1992.

         There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

         As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had General Fund balances (before reserves) at June 30 of approximately $326.6 million in fiscal year 1993, $405.1 million in fiscal year 1994, $486.7 million in fiscal year 1995 and $368.5 million in fiscal year 1996. The fiscal year 1997 ending General Fund balance (before reserves) is projected to be $433.3 million.

         Revenues for the fiscal year ending June 30, 1996, showed Colorado's general fund continuing to slow. Revenues grew by $272.3 million, to $4,268.7 million, a 6.8% increase from 1995. However, this figure was down from the fiscal year 1995 pace of 7.3%. General Fund expenditures rose substantially and exceeded revenues by $142.5 million. Reasons for this consist of a change in how the state manages its emergency reserve, and a significant increase in the transfer of reserves to the Capital Construction Fund, and the Police and Fire Pension Association (increases of $29 million and $32 million, respectively).

         For fiscal year 1996, the following tax categories generated the following respective revenue percentages of the State's $4,268.7 million total gross receipts: individual income taxes represented 54.3% of gross fiscal year 1996 receipts; sales, use and other excise taxes represented 31% of gross fiscal year 1996 receipts; and corporate income taxes represented 4.8% of gross fiscal year 1996 receipts. The percentages of General Fund revenue generated by type of tax for fiscal year 1997 are not expected to be significantly different from fiscal year 1996 percentages.

         For fiscal year 1997, General Fund revenues are projected at $4,602.0 million. Revenue growth is expected to increase 7.8% over FY 1996 actual revenues. General fund expenditures are estimated at $4,151.9 million. The ending General Fund balance for fiscal year 1997, after reserve set-asides, is $267.2 million.

         Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

         Based on data published by the Colorado Department of Labor and Employment, total wage and salary employment in 1996 was 1896.9 million. This was an increase of 62,500 from 1995. Services and trade were the number one and two largest growing industries in Colorado in 1996, adding 27,700 (5.2% increase) and 11,200 (2.5% increase) employees, respectively. Construction reported the largest percentage gain from 1995 to 1996, at 8.8%, with an additional 9,000 employees. Mining continued to be the weakest industry sector, dropping 9% or 1,200 employees in 1996.

         The annual average unemployment rate in Colorado from 1994 to 1996 has remained stable at 4.2%. In 1996, the unemployment rate for the nation was 5.4%. Colorado's job growth rate increased 3.4% in 1996, a decrease from the 4.5% growth rate in 1995. In comparison, the job growth rate for the United States in 1995 and 1996 was 2.7% and 2.0%, respectively.

         Personal income rose 6.6% in Colorado during 1996 as compared with 5.5% for the nation as a whole. In 1997, Colorado's personal income is expected to rise to 6.9%, outpacing the nation's 1997 estimated rate of 5.4%.

         Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

         COLORADO STATE TAXATION. For a discussion of the Federal tax status of income earned on Colorado Trust Units, see "Tax Status."

         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("COLORADO") or counties, municipalities, authorities or political subdivisions thereof (the "COLORADO BONDS") the interest on which is expected to qualify as exempt from Colorado income taxes.

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Colorado Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "State Income Tax"). This opinion does not address the taxation of persons other than full time residents of Colorado.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Colorado law:

                  1. Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

                  2. With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

                           (i) Each Colorado Unitholder will be treated as
                  owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;

                           (ii) Interest on Bonds that would not be includable
                  in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

                           (iii) Any proceeds paid under individual policies
                  obtained by issuers of Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at that time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

                           (iv) Each Colorado Unitholder will realize taxable
                  gain or loss when the Colorado Trust disposes of the Bonds (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

                           (v) Tax basis reduction requirements relating to
                  amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

                           (vi) If interest on indebtedness incurred or
                  continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate. No opinion is expressed regarding the Colorado taxation of foreign or domestic insurance companies.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult with their tax advisors as to the applicability of any such collateral consequences.

         RISK FACTORS SPECIFIC TO MINNESOTA. In the early 1980s the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. In recent years, Minnesota has ranked as one of the top five states in production for dairy products, soy beans, hogs, corn, turkeys, sugar beets, barley, hay, sweet corn, oats, green peas, and sunflowers. In 1994, Minnesota ranked first in the nation in cash receipts for sugar beets. Total cash receipts in 1994 were $6.522 billion, with dairy products and soy beans contributing 18.3% and 15.6%, respectively.

         Between 1985 and 1994, more than 435,000 jobs were added in Minnesota, resulting in employment growth of 24.1% compared to the national average of 16.9%. The four fastest growing industries in Minnesota were: services; manufacturing; finance, insurance and real estate (FIRE); and transportation, communications and public utilities (TCPU).

         Employment growth in Minnesota continues to outpace the U.S. economy in fiscal year 1996. Payroll employment grew by 2.3%, significantly above the U.S. growth of 2.0%. Between November 1995 and November 1996, Minnesota added 54,800 jobs, growing at a rate of 2.3% for total nonfarm wage and salary employment. This brings the total number of nonfarm jobs in the state to 2,470,800. In the last year, the services division accounted for almost 38% of the growth and trade made up another 25%. From November 1995 to November 1996, the services sector grew 3.2%, or 20,700 jobs, the largest percentage increase of any industry division in the state. Manufacturing added 2,700 jobs, a .6% increase. FIRE gained 2,900 jobs for a growth rate of 2.1%. TCPU increased by 2.7%, or 3,200 jobs.

         The annual unemployment rate in Minnesota has been below the U.S. and Midwest rates every year since 1985. In 1995 and 1996, the Minnesota unemployment rate was 3.7% and 3.6%, respectively, compared to rates of 5.6% and 5.4%, respectively, for the nation.

         In 1995, per capita personal income in Minnesota was $23,271, exceeding the national average by 3%. In 1996, Minnesota's per capita personal income rose to $24,498, an increase of 5.3% from 1995. The U.S. increase for 1996 is predicted at 4.7%.

         Total personal income in the state, however, grew more slowly than in the rest of the nation. Total wage and salary disbursements in the state, which account for about two-thirds of personal income, grew at a 4.9% rate in fiscal year 1996, noticeably slower than the U.S. wide growth rate of 6.2%. Much of this difference is attributed to increases in the number of hours worked by part time employees. During the past year, economic conditions in Minnesota have been such that part time workers are already working all of the hours they desire.

         The Minnesota economy is expected to track the national economy during fiscal year 1997. Growth rates for personal income in Minnesota and nationally are projected to be identical. Job growth in Minnesota is forecast to be only slightly stronger than that for the entire U.S., while total wage and salary disbursements are expected to lag slightly, reflecting the belief that part time workers elsewhere in the nation will continue to add hours at a faster rate than those in Minnesota. The 1996 farm bill will add to farm income in the state in both 1996 and 1997.

         Minnesota's fiscal period is a biennium. General Fund revenues and transfers-in totaled $9.619 billion for fiscal year 1996, up 9% from those for fiscal year 1995. Actual total resources were $10.421 billion. General Fund expenditures and transfers-out for the year totaled $9.638 billion, an increase of 11.7% from the previous year. Of this amount, $6.749 billion (70%) is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

         Total net revenue for the General Fund for the fiscal year ending June 30, 1996 was $9.617 billion. Of this amount, approximately 43% or $4.135 billion was from individual income taxes, 30.1% or $2.897 billion was from sales tax, and 7.3% or $702 million was from corporate income tax. Total General Fund expenditures for fiscal year 1996 were $8.554 billion.

         The budgetary fund balance for the General Fund at the end of fiscal year 1996 was $1.357 billion, and the undesignated fund balance was $506 million, a $47.9 million increase from fiscal year 1995. A budgetary reserve of $570 million was provided for in fiscal year 1996, compared to $500 million in 1995.

         Total net revenue for the Special Revenue Fund for the fiscal year ending June 30, 1996 was $1.553 billion. Total expenditures for this fund were $1.026 billion. The budgetary fund balance for the Special Revenue Fund at the end of fiscal year 1996 was $379.2 million, with the undesignated fund balance at $298.7 million.

         Estimated General Fund revenues for the 1996-97 fiscal year are $19,089 million. Total resources are forecast at $20.110 billion. General Fund expenditures and transfers for fiscal year 1996-97 are predicted at $18,811 million, leaving an estimated budgetary balance of $502 million.

         Total expenditures for the 1996-97 biennium are predicted at $29,801 million. Of this amount, $18,080 million is from the general fund, $10,127 are from the special revenue funds, and $563 million is from the Debt Service Fund.

         National economic growth for the remainder of the decade is predicted to generate a corresponding growth in state revenues without increasing tax rates. Minnesota's revenues are expected to grow by $1.4 billion, 7.4% in the 1998-99 biennium, and 8.1% in the following biennium. Since the state forecast is based on a strong 2.4% annual growth rate, a return to a more moderate rate of growth, similar to the 2.0% growth rate in 1995, would materially reduce forecast revenues.

         Spending for fiscal years 1998 and 1999 is estimated at 3.3% and 2.3%, respectively, both below Minnesota's projected personal income growth rates of 4.9% and 4.7% for the same periods.

         The 1998-99 General Fund beginning balance is estimated at $1.299 billion. The Governor recommended General Fund revenues for the 1998-99 biennium of $19.99 billion, a 4.7% increase from the previous biennium. The Governor also recommended total expenditures and transfers for the 1998-99 biennium of $20.344 billion, an 8.2% increase from the 1996-97 biennium. The budgetary balance of $3 million at the end of the 1998-99 biennium is $499 million less than the previous biennium.

         The State's budget reserve for the 1998-99 biennium is doubled to $522 million (an increase from $261 million in fiscal year 1997) or 5% of fiscal year 1999 spending to protect against economic uncertainty.

         The November 1996 forecast shows total resources for the 1998-99 biennium at $21.804 billion, total expenditures and transfers at $19.568 billion, and a budgetary balance of $1.439 billion.

         The state issued $439.6 million of new general obligation bonds, and $170.6 million of general obligation bonds were redeemed during 1996, leaving an outstanding balance of $2.2 billion. General obligation bonds authorized but unissued as of June 30, 1996 were $1.101 billion.

         Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation. In fiscal year 1996, total operating transfers to the Debt Service Fund were $277.522 million.

         The Governor's budget recommends a General Fund appropriation of $545.6 million for fiscal year 1998-99 for debt service on bonds sold for existing authorizations, bonds authorized but unissued, and new bonds anticipated to be authorized in the 1998 legislative session. This amount represents 2.8% of total general fund spending. The Governor also proposed $16.6 million be appropriated to pay remaining state claims from the Cambridge Bank Litigation judgment, rather than issuing additional revenue bonds for this purpose.

         In May 1996, Moody's Investor Services upgraded Minnesota's general obligation bond rating to Aaa. S&P's current rating is AA+, and Fitch's rates Minnesota bonds at AAA.

         LITIGATION. In September 1995, in MINNEAPOLIS BRANCH OF THE NAACP V. STATE OF MINNESOTA, plaintiffs filed suit claiming that the segregation of minority and poor students in the Minneapolis public schools has deprived the students of an adequate education in violations of the Minnesota Constitution. It is impossible at this point to estimate the State's exposure in this case especially since the plaintiffs have not articulated what relief they are seeking. While the complaint does not request monetary damages, it does request injunctive relief that could force the State to spend over $10 million for additional funding of various items for the Minneapolis schools, and increased busing expenses. District court proceedings continue.

         In MINNESOTA HOME HEALTH CARE ASSOCIATION V. GOMEZ, plaintiffs have sued the Department of Human Services ("DHS") for declaratory and injunctive relief claiming that DHS violated federal law by failing to determine payment rates for home health care service providers which are consistent with efficiency, economy, and quality of care, and which provide adequate patient access. The potential loss to the State is estimated at $20 million and may impact the Accounting General Fund. The State prevailed in District Court. The case is on appeal to the Eighth Circuit Court of Appeals.

         In PEPSICO, ET AL. V. COMMISSIONER OF REVENUE, twelve corporate taxpayers claim unconstitutional treatment under certain provisions of Minnesota tax law. The Department of Revenue has not determined the potential refund liability should the plaintiffs prevail; however, the aggregate refunds to all similarly-situated taxpayers could exceed $10 million.

         In RURAL AMERICAN BANK - ADA F/K/A FIRST BANK OF ADA, ET AL. V. COMMISSIONER OF REVENUE, filed in Ramsey County District Court, taxpayers claim they are entitled to refunds pursuant to the Court's decision in CAMBRIDGE STATE BANK, in which the Court struck down a provision of the franchise tax law which taxed interest income from federal obligations. The complaint and alternative writ of mandamus seek to require the Commissioner to pay refunds to 130 banks who were not parties to the CAMBRIDGE and CAMBRIDGE-related cases. The Commissioner denies any liability, but it is possible that the State could be ordered to pay in excess of $10 million dollars.

         MINNESOTA STATE TAXATION. For a discussion of the Federal tax status of income earned on Minnesota Trust Units, see "Tax Status."

         Counsel to the Minnesota Trust understands that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds and (iii) proceeds paid under certain insurance policies issued to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

         Although Minnesota state law provides that interest on Minnesota bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

                  1. The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

                  2. Income on the Bonds, excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust, and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder, will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

                  3. To the extent that interest on certain Bonds, if any, which is includible in the computation of "alternative minimum taxable income" for Federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

                  4. Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

                  5. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

                  6. Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

                  7. To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for Federal income tax purposes, such interest will not be subject to the Minnesota Income Tax. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

         Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         RISK FACTORS SPECIFIC TO NEW MEXICO. The following brief summary regarding the economy of New Mexico is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the New Mexico Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

         Major industries in the State are energy resources, services, construction, trade, tourism, agriculture-agribusiness, manufacturing, mining, and government. From 1994-95, the value of construction contracts increased 6.9% to $2.1 billion. In 1995, the total of gas and oil sales was $3.12 billion, however, this was a 9.7% decrease from 1994. In 1994, the value of mineral production (i.e., crude petroleum, natural gas, uranium, and coal) was approximately $5.05 billion. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

         The State has a thriving tourist industry. In 1994, there were approximately 2.29 million visits to national parks and about 4.9 million visits to State parks. According to a 1991 estimate by the U.S. Travel Data Center, the State's tourist industry generated about $2.3 billion in revenue and more than 38,370 jobs. However, 1995 was a slower year for tourism and travel in New Mexico. Total gross receipts for hotels and other lodging places dropped 1.4%, compared with a 5.6% gain in 1994. Air travel was also down 0.4%. In addition, visits to New Mexico's national parks and monuments, affected partly by federal government shutdowns in the fall and winter, dropped 1.7%.

         Agriculture is a major part of the State's economy, producing $1.521 billion in 1995. This was a 0.4% decrease from 1994. As a high, relatively dry region with extensive grasslands, the State is ideal for raising cattle, sheep, and other livestock. Livestock receipts dropped 3.0% from 1994-95, to $1.066 billion due to significant declines in prices for beef cattle and calves. Because of irrigation and a variety of climatic conditions, the State's farmers are able to produce a diverse assortment of quality products. The State's farmers are major producers of alfalfa hay, wheat, chile peppers, cotton, fruits, and pecans. Crop revenues in 1995 rose 6.4% to $455 million. Agricultural businesses include chile canneries, wineries, alfalfa pellets, chemical and fertilizer plants, farm machinery, feed lots, and commercial slaughter plants.

         Job growth in New Mexico in 1993 was the highest since 1984. However, in 1995, the total employment growth rate was 1.7%, less than half the 1994 growth rate of 4.2%, while the unemployment rate stabilized, remaining level at 6.3% in 1994 and 1995 after reaching a seven year high of 7.7% in 1993. The fact that the State's 1995 unemployment rate is higher than the national rate of 5.6% can be partially explained by population growth in New Mexico that is well in excess of the national average. New Mexico's population growth is 1.8%, about twice the national rate. Job growth in New Mexico has increased migration which has kept the unemployment rate higher than it otherwise would have been. New Mexico ranks 5th in the nation in unemployment as of April 1996, up from 10th highest in April 1995.

         The New Mexico economy recorded solid gains in 1995, but the rate of expansion had slowed by the end of the year. Nonagricultural wage and salary employment rose 4.9%, or 32,500 jobs, for all of 1995, reaching 689,700 jobs. This was about the same as the 1994 increase (5.0%) and marked the third year in a row that job growth surpassed 4%. Total personal income was up 8.1% to $30.4 billion, exceeding the 6.9% gain in 1994, and the U.S. gain of 6.0%. State job growth and personal income gain have exceeded the national rate since 1988.

         However, the rapid growth of New Mexico's population has had a negative impact on per capita income. The 1995 per capita income of $18,055 was approximately 79% of the national figure of $22,788 and ranked 48th out of the 50 states and the District of Columbia, although New Mexico's per capita income growth rate of 6.0% was 1.0% above the national rate and ranked ninth nationally.

         Construction, services and trade were the job growth leaders in 1995. Construction employment rose by 4,200 jobs, or 10.1%. Although this was a sizable jump, it was down from the previous annual increase, 16.5%. The advance in services increased by 15,200 jobs, or 8.6%, while growth in trade employment rose 5.5%, or 8,600 jobs. Transportation and public utilities placed fourth, with an increase of 3.7%. Finance, insurance and real estate recorded gains of only 1.7%. Government and manufacturing were the weakest industries at 1.3% each. Mining employment remained unchanged at 15,700 for both 1994 and 1995.

         The state's economy will still expand at a healthy pace in 1996, but not as fast as last year. The slowing trend is expected to continue into 1997.

         From fiscal year 1989 through fiscal year 1992, the annual base revenue growth in New Mexico (recurring revenues adjusted to exclude legislative changes or extraordinary receipts) was in the range of 3.0% to 4.5%. In fiscal year 1993, base revenue growth was about 5.5%, exclusive of gains in the volatile energy-related areas. For fiscal year 1994, base revenues were forecast to increase by 6.5%, reflecting the State's economic strength. The outlook was for stronger economic and revenue growth to continue for several years.

         Because of this strong revenue growth, cash balances and recurring revenues were substantially higher in 1994 than expected from 1993. Prior to 1994 appropriations, New Mexico's Department of Finance and Administration projected the fiscal year 1994 ending General Fund balances to be about $300 million, which was almost 13% of total appropriations. Since the State typically tries to maintain a 5% reserve ratio, this anticipated total was two and one-half times the usual reserve objective. Thus, substantial funds were available for nonrecurring appropriations or tax cuts. Total recurring expenditures for fiscal year 1994 were $2,368.8 million. Total general fund revenue for 1994 was $2.559 billion.

         Reflecting strength in the economy and sufficient revenues, the 1994 Legislature cut General Fund revenues for fiscal year 1995 by almost $60 million by restoring low income/personal income tax rebates, lowering personal income tax rates, especially for married filers, suspending 2 cents of the gasoline tax for a 3-year period and diverting the governmental gross receipts tax to an infrastructure fund. Scheduled personal income tax rate cuts in 1995 and 1996 were to reduce personal income tax revenues an additional $25 million by fiscal year 1997.

         The fiscal plan adopted by the 1994 legislature overstated fiscal year 1995 and 1996 general fund revenue by more than $100 million. While state revenue was growing, it was not growing as fast as estimated. In September of 1995, the Governor ordered a reduction of general fund allotments to all state agencies.

         Total general fund revenue for fiscal year 1995 was $2.630 billion, a 2.7% increase from fiscal year 1994. Recurring revenue for fiscal year 1995 totaled $2.643 billion, an increase of 3.3% from fiscal year 1994. Recurring appropriations for fiscal year 1995 totaled $2.623 billion, up 9.3% from fiscal year 1994. Total expenditures for fiscal year 1995 were $2.715 billion, 5.0% higher than 1994, with a total ending balance of $58.822 million.

         For the fiscal year ending June 30, 1996, recurring revenue totaled $2.747 billion, an increase of 3.9% over the previous fiscal year. Total General Fund Revenue was $2.752 billion, up 4.6% from fiscal year 1995. The fiscal year 1996 revenue was below a December 1995 estimate by $2 million, or 0.1%. In general, weakness in broad-based taxes was offset by strength in revenue related to the production of natural gas and crude oil. Strength relative to the estimate was also evident for interest earnings, miscellaneous receipts and reversions.

         Preliminary results for fiscal year 1996 show general fund total receipts and recurring appropriations at $2.75 billion. Fiscal year 1996 receipts are up 4.6% from fiscal year 1995 while recurring appropriations are up 4.9%. Nonrecurring appropriations for fiscal year 1996 were $22 million, down 76% from fiscal year 1995. The net transfer necessary from the operating reserve is $24.3 million and is within the $30 million transfer authority authorized by the 1996 legislature.

         The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total over $137 million. Without the risk reserve, balances would be $21.5 million. The fiscal year 1996 balance in the operating reserve is $16.8 million, or only 0.6% of fiscal year 1996 total revenue.

         The state support reserve received a $3.37 million transfer from public school support and the ending balance is $4.7 million for fiscal year 1996.

         Disaster allotments from the appropriation contingency fund totaled over $5.4 million, primarily due to the drought and the severe wildfires experienced during 1996 and the ending balance in the appropriation contingency fund is a nominal $35,000 due to a reversion.

         For fiscal year 1997, the Governor proposed a budget which took into consideration spending requirements in Medicaid (an 18.2% increase, or $30.9 million) and in the criminal justice system (a 5.7% increase, or $6.9 million), and placed a high priority on public school funding (a 2.0% increase, or $26.2 million).

         Estimated results for fiscal year 1997 show general fund total receipts of $2.955 billion and recurring appropriations of $2.862 billion with expenditures totaling $2.883 billion. The estimated fiscal year 1997 total ending balance is $210 million, an increase of 53% over the preliminary fiscal year 1996 results of $137 million.

         The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the New Mexico Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the New Mexico Trust to pay interest on or principal of the Bonds.

         NEW MEXICO STATE TAXATION. For a discussion of the Federal tax status of income earned on New Mexico Trust Units, see "Tax Status."

         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by or on behalf of the government of Puerto Rico, the government of the Guam, or the government of the Virgin Islands (collectively the "Possession Bonds")(collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matter, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unit holder, would be exempt from the New Mexico income taxes applicable to individuals and corporation (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing law and based upon the assumptions set forth above:

                  1. The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

                  2. Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax Regulations.

                  3. To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds is exempt from state taxes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

                  4. Each Unitholder will recognize gain or loss for New Mexico State Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

                  5. The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. Prospective investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for the purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

         RISK FACTORS SPECIFIC TO OREGON. Similar to the nation as a whole, economic growth in Oregon is likely to be restricted to its long-term trend rate by near capacity labor markets and rising costs. Oregon's jobless rate is unlikely to fall below its current 5.0% for any sustained period. This will have the effect of limiting job growth to the rate of increase in the state's labor force. The labor force is expected to increase sufficiently to keep Oregon's employment growth well above the national average but not enough to match the job growth rates of the 1994 to 1996 period. The state's tight labor markets and expanding high technology industries should continue to push Oregon's wages and per capita income up toward the national average.

         Oregon's unemployment rate increased from 4.8% in 1995 to 5.2% in 1996. This compares favorably with the national unemployment rates of 5.6% in 1995 and 5.4% in 1996. However, as of April 1997, Oregon's unemployment rate was 5.6% while the U.S. unemployment rate was 4.9%.

         Per capita personal income in Oregon increased 5.6% in 1996, to $22,828. Oregon's personal income is forecast to increase 6.9% in 1997 and 5.6% in 1998, down from 7.0% in 1996 but still well above the national forecast of 5.8% growth in 1997 and 4.7% in 1998. Non-farm payroll employment is expected to increase 3.5% in 1997, compared to 2.2% for the nation.

         The state's tight labor markets are expected to continue pushing Oregon's wages toward the national average. Manufacturing wages grew 5.5% in 1996 while private service wages increased 5.0%. In 1997, both manufacturing wages and private service wages are projected to increase another 4.7%. Wage growth is a key factor stimulating demand and retail sales in Oregon but it also is a growing concern among Oregon businesses because higher wages mean higher costs.

         It is the expanding high technology manufacturing sector that has been the catalyst for the state's rapid growth over the 1994 to 1996 period. Though slowing, high tech manufactures are expected to generate 3.3% job growth in 1997.

         The rest of the state will benefit from a generally healthy agriculture section (with the exception of the cattle industry), a stabilizing timber harvest and increasing cost advantages relative to the Willamette Valley and Portland metropolitan area. The statewide timber harvest in 1996 decreased .8% to 4.284 billion board feet. However, it is expected to increase to 4.317 billion board feet in 1997. Although the harvest is not expected to show further significant declines, it is forecast to remain at extremely low levels relative to the post World War II norm. Lumber and wood products jobs are forecast to increase 1.7% in 1997 after decreasing 2.6% in 1996.

         The major components of personal income are expected to grow more slowly in 1997 with the exception of dividend, interest and rent income and transfer payments. Non-farm proprietor income is forecast to increase 5.5% in 1997, down from 7.1% in 1996. Farm proprietor income is expected to increase 2.8% in 1997 after dropping 65.6% in 1995 and 17.4% in 1996. Wage and salary income is expected to increase 8.0% in 1997, after growing 8.6% in 1996.

         The forecast of rising short-term interest rates pushes up dividend, interest and rent income 5.9% in 1997, compared to a 4.0% growth rate in 1996. Transfer payments are projected to increase 6.0% in 1997, up only 0.1% from 1996.

         Total non-agricultural employment increased by 56,400 or 4.0% between 1995 and 1996, the third-highest increase achieved in at least 25 years. The goods-producing sector increased 4.1% or 12,200 jobs from 1995-96 and the service-producing sector increased 4.3% or 47,900 jobs. Continued employment growth is expected in 1997, although perhaps not at the pace of 1996.

         Construction employment, which increased by 9,600 jobs or 13.9% from 1995 to 1996, is expected to slow to growth of 3.6% in 1997, though it is likely to remain at a high level of activity. Housing starts, which increased 9.1% in 1995 and 6.1% in 1996, are expected to decrease 6.7% in 1997. This is due to an anticipated end to the construction boom which began in 1994.

         Overall manufacturing employment is forecast to increase 3.3% in 1997 after averaging 3.0% growth for the 1994 to 1996 period. The expanding high tech sector is likely to make it increasingly difficult for other manufacturers to find skilled labor at wages consistent with their competitive position.

         The state's service-producing sectors are expected to continue growing but they too are likely to be constrained by labor availability. Services added 21,800 jobs in 1996, a 6.0% increase. Jobs in the state's largest sector, non-health services, are expected to grow 5.9%, down from 7.1% in 1996. Combined, retail and wholesale trade are projected to increase 3.6% in 1997, compared to only 2.3% growth in 1996.

         The government sector in Oregon is forecast to continue shrinking relative to the overall economy. Overall government jobs are projected to increase 0.9% in 1997, compared to 2.5% in 1996, marking the sixth consecutive year in which public sector jobs have grown more slowly than private sector jobs.

         Impact of recent initiatives has put pressure on the General Fund for revenue for certain purposes. The "kicker law" says if biennial General Fund revenues exceed estimated revenues by 2% or more, the entire excess must be refunded. In 1990, Ballot Measure 5 diverted General Fund money to replace reduced property taxes for local schools and community colleges. Since then, $3.27 billion has been transferred to local schools. This money was previously allocated to human resources, natural resources, and higher education programs. In 1994, Ballot Measure 11 increased criminal sentences, ultimately requiring more than $1 billion from the General Fund to build prisons, requiring still more to operate them. In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

         Ballot Measure 50, passed by Oregon voters in May of 1997, cuts taxes by $870 million during two years. However, it provides breaks for Portland's police and firefighter pensions, hospital districts and communities that passed tax levies last year in elections with at least a 50% turnout. Generally, tax bills in the fall of 1997 will be about 10% lower than in 1996 or about 17% lower than if no tax limitation had been passed. The biggest reductions will be in areas where property values have been increasing the fastest. Measure 50 requires the Legislature to replace property taxes that schools lose. The measure rolls back assessed values, cuts tax levies and freezes tax rates. Values can grow by only 3% a year.

         Actual General Fund revenue for the 1993-95 biennium was $6,536.1 million. The May 1997 forecast for the 1995-97 General Fund revenue is $7,543.9 million, a 15.4% increase from the 1993-95 biennium. The 1995-97 estimate is also an increase of $82.9 million from the March 1997 estimate and $582.4 million or 8.4% from the 1995 Close of Legislative Session (COS) forecast. The beginning balance is estimated to be $496.3 million, leaving total General Fund resources available for the 1995-97 biennium of $8,040.3 million. The General Fund resources estimate is $595.5 million higher than the COS estimate.

         General Fund revenue is projected to be $8,184.6 million for the 1997-99 biennium. The beginning balance is estimated to be $681.6 million for a total General Fund resource estimate of $8,866.2 million. The May 1997-99 General Fund revenue estimate is $17.5 million higher than the March 1997 forecast. The overall General Fund resource projection is $98.9 million more than the March forecast.

         General Fund revenue growth is expected to slow to 8.5% in the 1997-99 biennium, down from an estimated 15.4% in 1995-97. The anticipation of 2% surplus kicker refunds is the primary factor slowing revenue growth. Slower economic growth and changes in tax law are also important reasons for the expected decline in the rate of growth.

         The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Oregon Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Oregon Trust to pay interest on or principal of the Bonds.

         OREGON STATE TAXATION. For a discussion of the Federal tax status of income earned on Oregon Trust Units, see "Tax Status."

         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the

United States Virgin islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above:

                  1. The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

                  2. Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

                  3. To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax.

                  4. Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

                  5. The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Oregon law. Ownership of the Units may result in collateral Oregon tax consequences to certain taxpayers including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income

Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies.

         RISK FACTORS SPECIFIC TO PENNSYLVANIA. Prospective investors should consider the financial difficulties and pressures which the Commonwealth of Pennsylvania and certain of its municipal subdivisions have undergone. Both the Commonwealth and the City of Philadelphia have historically experienced significant revenue shortfalls. There can be no assurance that the Commonwealth will not experience further declines in economic conditions or that portions of the municipal obligations purchased by the Fund will not be affected by such declines. Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in the Commonwealth. No independent verification has been made of the following information.

         STATE ECONOMY. Pennsylvania has been historically identified as a heavy-industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in the Commonwealth are in the service sector, including trade, medical and the health services, education and financial institutions. The Commonwealth's agricultural industries are also an important component of its economic structure, accounting for more than $3.6 billion in crop and livestock products annually while agribusiness and food related industries support $39 billion in economic activity annually.

         Non-manufacturing employment in the Commonwealth has increased steadily since 1980 to its 1995 level of 82.1 percent of total Commonwealth employment. The growth in employment experienced in the Commonwealth during such periods is comparable to the growth in employment in Middle Atlantic region of the United States. Manufacturing, which contributed 17.9 percent of 1995 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1995, the services sector accounted for 30.4 percent of all non-agricultural employment in the Commonwealth while the trade sector accounted for 22.8 percent.

         The Commonwealth recently experienced a slowdown in its economy. Moreover, economic strengths and weaknesses vary in different parts of the Commonwealth. In general, heavy industry and manufacturing have been facing increasing competition from foreign producers. During 1995, the annual average unemployment rate in the Commonwealth was 5.9 percent compared to 5.6 percent for the United States. For March 1996 the unadjusted unemployment rate was 5.9 percent in the Commonwealth and 5.8 percent in the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 5.6 percent and for the United States was 5.6 percent.

         STATE BUDGET. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, a recommendation for specific additional sources of revenue sufficient to pay the deficiency, (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

         All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

         Pennsylvania uses the "fund" method of accounting. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, funds are established by legislative enactment or in certain cases by administrative action. Over 150 funds have been established for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. Since 1984, the Commonwealth has also prepared annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting, as opposed to a modified accrual basis of accounting prescribed by GAAP. The budgetary basis financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

         RECENT FINANCIAL CONDITIONS. From fiscal 1984, when the Commonwealth first prepared its financial statements on a GAAP basis, through fiscal 1989, the Commonwealth reported a positive unreserved-undesignated fund balance for its governmental fund types at each fiscal year end. Slowing economic growth during 1990, leading to a national economic recession beginning in fiscal 1991, reduced revenue growth and increased costs of certain governmental programs and contributed to negative unreserved-undesignated fund balances at the end of the 1990 and 1991 fiscal years. The negative unreserved-undesignated fund balance was due largely to operating deficits in the General Fund and the State Lottery Fund during those fiscal years. Actions taken during fiscal 1992 to bring the General Fund budget back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined governmental fund types and a return to a positive fund balance. Financial performance continued to improve during the 1993 and 1994 fiscal years. The fund balance for the governmental fund types increased from $1,692.8 million on June 30, 1993, as restated, to $1,982.0 million on June 30, 1994, an increase of $289.2 million. An unreserved-undesignated fund balance of $334.7 million was recorded for fiscal 1994 year end. At June 30, 1995, the fund balance totaled $1,927.6 million, including an unreserved-undesignated fund balance of $104.8 million.

         FINANCIAL RESULTS FOR RECENT FISCAL YEARS. For the five-year period from fiscal 1991 through fiscal 1995, total revenues and other sources rose at a
9.1 percent average annual rate while total expenditures and other uses grew by
7.4 percent annually. Over two-thirds of the increase in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. For the four-year period from fiscal 1992 through fiscal 1995, total revenues and other sources increased at an annual average of 3.3 percent, less than one-half the rate of increase for the five-year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax rate reductions and other tax law revisions that restrained the growth of tax receipts for fiscal years 1993, 1994 and 1995.

         Expenditures and other uses followed a pattern similar to that for revenues, although with smaller growth rates, during the fiscal 1991 through fiscal 1995 period. Program areas having the largest increase in costs for the fiscal 1991 to fiscal 1995 period related to protection of persons and property, an expansion of state prisons, and public health and welfare. Recently, efforts to restrain the rapid expansion of public health and welfare program costs have resulted in expenditure increases at or below the total rate of increase for total expenditures in each fiscal year.

         FISCAL 1994 FINANCIAL RESULTS. Commonwealth revenues during the 1994 fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over Commonwealth revenues during the 1993 fiscal year. The sales tax was an important contributor to the higher than estimated revenues. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax that ended the 1994 fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled $14,934.4 million representing a 7.2 percent increase over fiscal 1993 expenditures. Medical assistance and prisons spending contributed to the rate of spending growth for the 1994 fiscal year. The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million.

         FISCAL 1995 FINANCIAL RESULTS. Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.

         Commonwealth revenues during the 1995 fiscal year were $4159.4 million,
2.9 percent, above the estimate of revenues used at the time the 1995 fiscal year budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts, largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to 11.99 percent that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and 7.9 percent over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues.

         FISCAL 1996 BUDGET. On June 30, 1995, the Governor signed a $16.2 billion general fund budget, an increase of approximately 2.7 percent over the total appropriations from Commonwealth revenues in the fiscal 1995 budget. The appropriations increase for fiscal 1996 is one of the lowest rates in recent years. Areas receiving the largest budgetary increases are medical assistance and basic education. In addition, the budget accelerated corporate net income tax rate reductions, eliminated the inheritance tax paid by a surviving spouse on jointly-owned property, and made other business tax reductions.

         FISCAL 1997 BUDGET. In February 1996, the Governor presented his proposed fiscal 1997 budget to the General Assembly. Proposed appropriations from General Fund Commonwealth revenues totals $16,189.9 million, a reduction from the estimated $16,219.9 million (including proposed supplemental appropriations) for fiscal 1996. The proposed reduction represents a decline of approximately 0.2 percent in appropriations from the prior fiscal year. Revenue receipts are estimated to increase by $403.9 million, or 2.5 percent, over anticipated receipts for fiscal 1996. The anticipated increased revenues, together with the projected $140 million of appropriation lapses during fiscal 1996 and the proposed draw-down of approximately $95 million of surplus provide the funding sources for the proposed budget. The proposed draw-down of the fiscal 1996 unappropriated surplus produces a projected 1997 fiscal year end surplus of under $5 million, without any consideration of possible appropriation lapses for fiscal 1997. The decline in appropriation authority over the prior fiscal year in the proposed budget relies on several program changes, including $329 million of cost containment efforts in public health and welfare programs. Other significant cost restraints include reductions to appropriations for the state-aided colleges and universities and no increases for the state-related colleges and universities.

         DEBT LIMITS AND OUTSTANDING DEBT. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and
(iv) tax anticipation notes payable in the fiscal year of issuance.

         Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the February 29, 1996 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended June 30, 1995 was approximately $17.7 billion, and, therefore, the net debt limitation for the 1996 fiscal year is $30.9 billion. Outstanding net debt totaled $3.9 billion at June 30, 1995, approximately equal to the net debt at June 30, 1994. At February 29, 1996, the amount of debt authorized by law to be issued, but not yet incurred, was $16.5 billion.

         Outstanding general obligation debt totaled $5,045.4 million at June 30, 1995, a decrease of $30.4 million from June 30, 1994. Over the ten-year period ending June 30, 1995, total outstanding general obligation debt increased at an annual rate of 1.1 percent. Within the most recent five-year period, outstanding general obligation debt has grown at an annual rate of 1.7 percent.

         DEBT RATINGS. All outstanding general obligation bonds of the Commonwealth are rated AA - by S&P and Al by Moody's.

         CITY OF PHILADELPHIA. The City of Philadelphia (the "CITY" or "PHILADELPHIA") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which have culminated in serious financial difficulties for the City. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal year 1992.

         In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), a five-member board to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowered PICA to issue notes and bonds on behalf of Philadelphia, and also authorized Philadelphia to levy a one-percent sales tax, the proceeds of which would be used to pay off the bonds. In return for Pica's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain state funding. At this time, the City is operating under a five-year fiscal plan approved by PICA on April 17, 1995. Technical modifications were made to that plan as of July 12, 1995 and the revised plan, incorporating such technical modifications, was approved by PICA on July 18, 1995. As of November 15, 1995, PICA has issued approximately $1,418.7 million of its Special Tax Revenue Bonds.

         No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit, as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted.

         In January 1993, Philadelphia anticipated a cumulative general fund budget deficit of $57 million for the 1993 fiscal year. In response to the anticipated deficit, the Mayor unveiled a financial plan eliminating the budget deficit for the 1993 budget year through significant service cuts that included a plan to privatize certain city-provided services. Due to an upsurge in tax receipts, cost-cutting and additional PICA borrowings, Philadelphia completed the 1993 fiscal year with a balanced general fund budget. The audit findings for fiscal year 1993 show a cumulative general fund surplus of approximately $3 million for the fiscal year ended June 30, 1993.

         In January 1994, the Mayor proposed a $2.3 billion city general fund budget that included no tax increases, no significant service cuts and a series of modest health and welfare program increases. At that time, the Mayor also unveiled a $2.2 billion program (the "PHILADELPHIA ECONOMIC STIMULUS PROGRAM") designed to stimulate Philadelphia's economy and stop the loss of 1,000 jobs a month. In its 1994 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund surplus of approximately $15.4 million for the fiscal year ended June 30, 1994, up from approximately $3 million as of June 30, 1993. Philadelphia's preliminary unaudited General Fund financial statements at June 30, 1995 project a surplus approximating $59.6 million.

         S&P's rating on Philadelphia's general obligation bonds is "BBB-." Moody's rating is currently "Baa."

         LITIGATION. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under the Act, damages for any loss are limited to $250,000 per person and $1 million for each accident.

         PENNSYLVANIA STATE TAXATION. For a discussion of the Federal tax status of income earned on Pennsylvania Trust Units, see "Tax Status."

         In the opinion of Chapman and Cutler, special counsel for the Pennsylvania Trust for Pennsylvania tax matters, under existing law:

         We have examined certain laws of the State of Pennsylvania (the "STATE") to determine their applicability to the Pennsylvania Trust (the "PENNSYLVANIA TRUST") and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "UNITHOLDERS"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "BONDS"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest therein is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

         Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:

                  1. The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "PERSONAL INCOME TAX"), the corporate income tax (the "CORPORATE INCOME TAX") and the capital stock-franchise tax (the "FRANCHISE TAX"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "PHILADELPHIA SCHOOL TAX") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

                  2. Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

                  3. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

                  4. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

                  5. Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

                  6. Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

                  7. A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

                  8. A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

                  9. The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "PERSONAL PROPERTY TAX"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction However, in our opinion, Units should not be subject to the Personal Property Tax.

         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

         We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         RISK FACTORS SPECIFIC TO PUERTO RICO. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal 1996 approximately 88% of Puerto Rico's exports were to the U.S. mainland, which was also the source of approximately 62% of Puerto Rico's imports. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to the expansion of the manufacturing sector.

         Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy participated and record levels of employment were achieved. Factors behind this expansion included government- sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers and the relatively low cost of borrowing. Unemployment, although at relatively low historical levels, remains above the average for the United States. Average employment increased from 977,000 in fiscal 1992 to 1,092,300 in fiscal 1996. Average unemployment decreased from 16.5% in fiscal 1992, to 13.8% in fiscal 1996.

         Gross product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion ($26.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1992 to 1996 (12.9% in 1992 prices). Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1996, aggregate personal income was $29.4 billion ($27.8 billion in 1992 prices) and personal income per capita was $7,882 ($7,459 in 1992 prices).

         The gross product forecast for fiscal 1997, made in February 1997, projects an increase of 2.8% over fiscal 1996. Further growth in the Puerto Rico economy in fiscal 1997 depends on several factors, including the strength of the U.S. economy, the relative stability in the price of oil imports, increases in the number of visitors to the island, the level of exports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing. During the first seven months of fiscal 1997, total employment (seasonally adjusted) averaged 1,129,100, compared to 1,089,000 in the same period in fiscal 1996, an increase of 3.7%.

         The Puerto Rican economy is affected by a number of Commonwealth and federal investment incentive programs. Aid for Puerto Rico's economy has traditionally depended heavily on federal programs, and current federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. One of the factors assisting the development of the Puerto Rican economy has been the tax incentives offered by the federal and Puerto Rico governments. Recently enacted federal legislation amending Internal Revenue Code
Section 936, however, phases out the federal tax incentives during a ten-year period.

         On February 26, 1997, legislation was introduced in the U.S. House of Representatives proposing a mechanism to settle permanently the political relationship between Puerto Rico and the United States, either through full self government (e.g., statehood or independence, including, as an alternative, free association via a bilateral treaty) or continued commonwealth. Under the legislation, failure to settle on full self government after completion of the referendum process provided therein would result in retention of commonwealth status. Any change in the current status of Puerto Rico could have a material adverse impact on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico.

         FEDERAL TAXATION. For a discussion of the Federal tax status of income earned on Territorial Trust Units, see "Tax Status."


EQUIVALENT TAXABLE ESTIMATED CURRENT RETURNS

         As of the date of this Prospectus, the following table shows the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under combined Federal and State (if applicable) taxes using the published Federal and State (if applicable) tax rates scheduled to be in effect in 1997. This table illustrates approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. For cases in which more than one State bracket falls within a Federal bracket, the highest State bracket is combined with the Federal bracket. The combined State and Federal tax rates shown reflect the fact that State tax payments are currently deductible for Federal tax purposes. The table does not show the approximate taxable estimated current returns for individuals who are subject to the alternative minimum tax. The taxable equivalent estimated current returns may be somewhat higher than the equivalent returns indicated in the following table for those individuals who have adjusted gross incomes in excess of $121,200. The table does not reflect the effect of limitations on itemized deductions and the deduction for personal exemptions which were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the marginal maximum Federal tax rate to approximately 44 percent for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 41 percent for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80 percent of his allowable itemized deductions, with certain exceptions. See "Tax Status" for a more detailed discussion of recent Federal tax legislation, including a discussion of provisions affecting corporations.


                                        Arizona Tax Equivalent Table

    Taxable Income ($1,000's)                               Tax-Exempt Estimated Current Return
    -------------------------                    ---------------------------------------------------------
     Single            Joint         Tax         4-1/2%    5%     5-1/2%     6%      6-1/2%    7%    7-1/2%
     Return            Return       Bracket             Equivalent Taxable Estimated Current Return
     ------            ------       -------      ---------------------------------------------------------
$    0- 24.65     $    0- 41.20      17.8%       5.47%    6.08%    6.69%    7.30%     7.91%   8.52%   9.12%
                    41.20-99.60      30.8        6.50     7.23     7.95     8.67      9.39   10.12   10.84
  24.65-59.75                        31.5        6.57     7.30     8.03     8.76      9.49   10.22   10.95
 59.75-124.65      99.60-151.75      34.3        6.85     7.61     8.37     9.13      9.89   10.65   11.42
                  151.75-271.05      39.1        7.39     8.21     9.03     9.85     10.67   11.49   12.32
124.65-271.05                        39.3        7.41     8.24     9.06     9.88     10.71   11.53   12.36
  Over 271.05       Over 271.05      42.7        7.85     8.73     9.60    10.47     11.34   12.22   13.09



                                       Colorado Tax Equivalent Table

    Taxable Income ($1,000's)                               Tax-Exempt Estimated Current Return
    -------------------------                    ---------------------------------------------------------
     Single            Joint         Tax         4-1/2%    5%     5-1/2%     6%      6-1/2%    7%    7-1/2%
     Return            Return       Bracket             Equivalent Taxable Estimated Current Return
     ------            ------       -------      ---------------------------------------------------------
 $    0 - 24.65    $    0 - 41.20    19.3%       5.58%    6.20%    6.82%    7.43%     8.05%   8.67%   9.29%
  24.65 - 59.75     41.20 - 99.60    31.6        6.58     7.31     8.04     8.77      9.50   10.23   10.96
 59.75 - 124.65    99.60 - 151.75    34.5        6.87     7.63     8.40     9.16      9.92   10.69   11.45
124.65 - 271.05   151.75 - 271.05    39.2        7.40     8.22     9.05     9.87     10.69   11.51   12.34
    Over 271.05       Over 271.05    42.6        7.84     8.71     9.58    10.45     11.32   12.20   13.07



                                       Minnesota Tax Equivalent Table

    Taxable Income ($1,000's)                               Tax-Exempt Estimated Current Return
    -------------------------                    ---------------------------------------------------------
     Single            Joint         Tax         4-1/2%    5%     5-1/2%     6%      6-1/2%    7%    7-1/2%
     Return            Return       Bracket             Equivalent Taxable Estimated Current Return
     ------            ------       -------      ---------------------------------------------------------
 $    0 - 24.65    $    0 - 41.20    21.8%       5.75%    6.39%    7.03%    7.67%     8.31%   8.95%   9.59%
  24.65 - 59.75     41.20 - 99.60    34.1        6.83     7.59     8.35     9.10      9.86   10.62   11.38
 59.75 - 124.65    99.60 - 151.75    36.9        7.13     7.92     8.72     9.51     10.30   11.09   11.89
124.65 - 271.05   151.75 - 271.05    41.4        7.68     8.53     9.39    10.24     11.09   11.95   12.80
    Over 271.05       Over 271.05    44.7        8.14     9.04     9.95    10.85     11.75   12.66   13.56


                                       National Tax Equivalent Table

    Taxable Income ($1,000's)                               Tax-Exempt Estimated Current Return
    -------------------------                    ---------------------------------------------------------
     Single            Joint         Tax         4-1/2%    5%     5-1/2%     6%      6-1/2%    7%    7-1/2%
     Return            Return       Bracket             Equivalent Taxable Estimated Current Return
     ------            ------       -------      ---------------------------------------------------------
 $    0 - 24.65    $    0 - 41.20    15.0%       5.29%    5.88%    6.47%    7.06%     7.65%   8.24%   8.82%
  24.65 - 59.75     41.20 - 99.60    28.0        6.25     6.94     7.64     8.33      9.03    9.72   10.42
 59.75 - 124.65    99.60 - 151.75    31.0        6.52     7.25     7.97     8.70      9.42   10.14   10.87
124.65 - 271.05   151.75 - 271.05    36.0        7.03     7.81     8.59     9.38     10.16   10.94   11.72
    Over 271.05       Over 271.05    39.6        7.45     8.28     9.11     9.93     10.76   11.59   12.42



                                      New Mexico Tax Equivalent Table

    Taxable Income ($1,000's)                               Tax-Exempt Estimated Current Return
    -------------------------                    ---------------------------------------------------------
     Single            Joint         Tax         4-1/2%    5%     5-1/2%     6%      6-1/2%    7%    7-1/2%
     Return            Return       Bracket             Equivalent Taxable Estimated Current Return
     ------            ------       -------      ---------------------------------------------------------
  $    0- 24.65                      20.1%       5.63%    6.26%    6.88%    7.51%     8.14%   8.76%   9.39%
                  $    0 - 41.20     21.0        5.70     6.33     6.96     7.59      8.23    8.86    9.49
  24.65 - 59.75     41.20 - 99.60    33.7        6.79     7.54     8.30     9.05      9.80   10.56   11.31
 59.75 - 124.65    99.60 - 151.75    36.9        7.13     7.92     8.72     9.51     10.30   11.09   11.89
124.65 - 271.05   151.75 - 271.05    41.4        7.68     8.53     9.39    10.24     11.09   11.95   12.80
    Over 271.05       Over 271.05    44.7        8.14     9.04     9.95    10.85     11.75   12.66   13.56



                                        Oregon Tax Equivalent Table

    Taxable Income ($1,000's)                               Tax-Exempt Estimated Current Return
    -------------------------                    ---------------------------------------------------------
     Single            Joint         Tax         4-1/2%    5%     5-1/2%     6%      6-1/2%    7%    7-1/2%
     Return            Return       Bracket*            Equivalent Taxable Estimated Current Return
     ------            ------       -------      ---------------------------------------------------------
 $    0 - 24.65    $    0 - 41.20    22.7%       5.82%    6.47%    7.12%    7.76%     8.41%   9.06%   9.70%
  24.65 - 59.75     41.20 - 99.60    34.5        6.87     7.63     8.40     9.16      9.92   10.69   11.45
 59.75 - 124.65    99.60 - 151.75    37.2        7.17     7.96     8.76     9.55     10.35   11.15   11.94
124.65 - 271.05   151.75 - 271.05    41.8        7.73     8.59     9.45    10.31     11.17   12.03   12.89
    Over 271.05       Over 271.05    45.0        8.18     9.09    10.00    10.91     11.82   12.73   13.64

* The State tax brackets are those for 1996. The 1997 brackets may be indexed by a cost-of-living adjustment.



                                     Pennsylvania Tax Equivalent Table

    Taxable Income ($1,000's)                               Tax-Exempt Estimated Current Return
    -------------------------                    ---------------------------------------------------------
     Single            Joint         Tax         4-1/2%    5%     5-1/2%     6%      6-1/2%    7%    7-1/2%
     Return            Return       Bracket             Equivalent Taxable Estimated Current Return
     ------            ------       -------      ---------------------------------------------------------
  $    0- 24.65     $    0- 41.20    17.4%       5.45%    6.05%    6.66%    7.26%     7.87%   8.47%   9.08%
  24.65 - 59.75     41.20 - 99.60    30.0        6.43     7.14     7.86     8.57      9.29   10.00   10.71
 59.75 - 124.65    99.60 - 151.75    32.9        6.71     7.45     8.20     8.94      9.69   10.43   11.18
124.65 - 271.05   151.75 - 271.05    37.8        7.23     8.04     8.84     9.65     10.45   11.25   12.06
    Over 271.05       Over 271.05    41.3        7.67     8.52     9.37    10.22     11.07   11.93   12.78


                                      Territorial Tax Equivalent Table

    Taxable Income ($1,000's)                               Tax-Exempt Estimated Current Return
    -------------------------                    ---------------------------------------------------------
     Single            Joint         Tax         4-1/2%    5%     5-1/2%     6%       6-1/2%    7%    7-1/2%
     Return            Return       Bracket             Equivalent Taxable Estimated  Current Return
     ------            ------       -------      ---------------------------------------------------------
 $    0 - 24.65    $    0 - 41.20      15.0%       5.29%    5.88%    6.47%    7.06%     7.65%   8.24%   8.82%
  24.65 - 59.75     41.20 - 99.60      28.0        6.25     6.94     7.64     8.33      9.03    9.72   10.42
 59.75 - 124.65    99.60 - 151.75      31.0        6.52     7.25     7.97     8.70      9.42   10.14   10.87
124.65 - 271.05   151.75 - 271.05      36.0        7.03     7.81     8.59     9.38     10.16   10.94   11.72
    Over 271.05       Over 271.05      39.6        7.45     8.28     9.11     9.93     10.76   11.59   12.42

* The table reflects the Federal tax rate and does not reflect any effect that Puerto Rico taxes may have in determining the taxable equivalent yield for residents of Puerto Rico.



RISK FACTORS

         GENERAL. Certain of the Bonds in the Trusts may have been acquired at a market discount from par value. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than Bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than Bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Tax Status." Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor, the Distributor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

         Certain of the Bonds in the Trusts may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Tax Status." The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity.

         Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (i) not paying interest on a semi-annual basis and (ii) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond. See footnote (6) in "The Trusts -- Notes to Schedules of Investments" in Part One of this Prospectus.

         Certain of the Bonds in the Trusts may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trusts were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than Bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce estimated net annual unit income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the affected Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the estimated net annual unit income will be significantly reduced after the dates on which such Bonds are eligible for redemption. A Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in the event that all the Bonds in the portfolio other than the zero coupon bonds are called or redeemed in order to pay expenses of a Trust or in case a Trust is terminated. See "Trust Administration--Portfolio Administration" and "Trust Administration--Amendment or Termination." See "The Trusts--Schedule of Investments" in Part

One of this Prospectus for each Trust for the earliest scheduled call date and the initial redemption price for each Bond.

         Certain of the Bonds in certain of the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

         Certain of the Bonds in certain of the Trusts may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with any housing bonds held by the Fund, the Sponsor at the Initial Date of Deposit is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates.

         Certain of the Bonds in certain of the Trusts may be health care revenue bonds. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

         Certain of the Bonds in certain of the Trusts may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

         Certain of the Bonds in certain of the Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

         Certain of the Bonds in certain of the Trusts may be industrial revenue bonds ("IRBs"). In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environ-mentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

         Certain of the Bonds in certain of the Trusts may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

         Certain of the Bonds in certain of the Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or, for higher education systems, from tuition, dormitory revenues, grants and endowments. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

         Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

         Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.

         An investment in Units of the Trusts should be made with an understanding of the interest rate risk associated with such an investment. Generally, bond prices (and therefore Unit prices) will move inversely with interest rates, and bonds (Trusts) with longer maturities are likely to exhibit greater fluctuations in market value, all other things being equal, than bonds (Trusts) with shorter maturities.

         REDEMPTIONS OF BONDS. Certain of the Bonds in certain of the Trusts are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds, an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Schedule of Investments" in Part One of this Prospectus for each Trust and footnote (3) in "Notes to Schedules of Investments" in Part One of this Prospectus.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

         As of the opening of business on the date of this Prospectus, the Estimated Current Returns and the Estimated Long-Term Returns were those indicated in the "Summary of Essential Financial Information" in Part One of this Prospectus. The Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (ii) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

TRUST OPERATING EXPENSES

         COMPENSATION OF SPONSOR. Delaware Management Company, Inc., which acts as Sponsor, reserves the right to charge fees for providing supervisory services in amounts which will not exceed the amounts as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. Any such charges would be payable in monthly installments and would be based on the number of Units outstanding on the first day of each month of each year. Any such fees may exceed the actual costs of providing such supervisory services for this Fund, but at no time will the total amount paid to the Sponsor for portfolio supervisory services rendered to all unit investment trusts sponsored by the Sponsor in any calendar year exceed the aggregate cost to the Sponsor of supplying such services in such year. The foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. An affiliate of the Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units.

         EVALUATOR'S FEE. For its services, the Evaluator will receive an annual fee as set forth under "Summary of Essential Financial Information." The Evaluator's fees are payable in monthly installments. The Evaluator's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category.

         TRUSTEE'S FEE. For its services, the Trustee will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Trustee's fees are payable in monthly installments (based on the outstanding principal amount of Bonds in a Trust as of the first day of each month of each year) on or before the fifteenth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. The

Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions) and may be further increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Fund is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration."

         MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by the Trusts: (i) fees of the Trustee for extraordinary services, (ii) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (iii) various governmental charges, (iv) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unitholders, (v) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of a Trust without gross negligence, bad faith or willful misconduct on its part, (vi) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust and (vii) expenditures incurred in contacting Unitholders upon termination of a Trust.

         The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio or portfolios of the applicable Trust or Trusts. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Fund, the Trustee has the power to sell Bonds to pay such amounts.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS

         Insurance guaranteeing prompt payment of interest and principal, when due, on all the Bonds in the Insured Trusts in the Fund has been obtained by the Sponsor or by the issuers or underwriters of such Bonds. Although no insurance has been obtained on the Bonds in the uninsured Trusts, certain of the Bonds in the uninsured Trusts may be insured.

         An Insurer has issued a policy or policies of insurance covering each of the Bonds in the Insured Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by an Insured Trust. By the terms of each policy, the Insurer will unconditionally guarantee to the holders or owners of the Insured Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due, but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration). The Insurer will be responsible for such payments, less any amounts received by the holders or owners of the Bonds from any trustee for the bond issuers or from any other sources other than the Insurer. The Insurers' policies relating to small industrial development bonds and pollution control revenue bonds also guarantee the full and complete payments required to be made by or on behalf of an issuer of Bonds pursuant to the terms of the Bonds if there occurs an event which results in the loss of the tax-exempt status of the interest on such Bonds, including principal, interest or premium payments, if any, as and when thereby required. Each Insurer has indicated that its insurance policies do not insure the payment of principal or interest on bonds which are not required to be paid by the issuer thereof because the bonds were not validly issued. However, as indicated under "Tax Status," the respective issuing authorities have received opinions of bond counsel relating to the valid issuance of each of the Bonds in the Trusts. Each Insurer's policy also does not insure against non-payment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. Such policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. The policies are non-cancelable and the insurance premiums have been fully paid on or prior to the date of deposit, either by the Sponsor or, if a policy has been obtained by a Bond issuer, by such issuer.

         Standard & Poor's rates all new issues insured by an Insurer "AAA Prime Grade." Moody's rates all bond issues insured by an Insurer "Aaa." These ratings independently reflect each company's current assessment of the creditworthiness of each Insurer and its ability to pay claims on its policies of insurance. See "Investment Objectives and Portfolio Selection." Any further explanation as to the significance of either rating may be obtained only from the company which issued the respective rating. Neither rating is a recommendation to buy, sell or hold the Bonds, and such rating may be subject to revision or withdrawal at any time by the respective issuer. Any downward revision or withdrawal of the rating may have an adverse effect on the market price of the Bonds.

         Because the insurance on the Bonds will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

TAX STATUS

         At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which issuers of such Bonds are located, from State income taxes and certain State or local intangibles and local income taxes. Neither the Sponsor nor Chapman and Cutler have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for such opinions. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includible in gross income for Federal income tax purposes and may be includible in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any). If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.

         In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law:

                  1. Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by a Trust and when distributed to Unitholders; however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below;

                  2. Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Unit. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. Legislative proposals have been made that would treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss). Unitholders should consult their own tax advisors with regard to any such constructive sale rules.Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller), and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Unitholders holding securities that are substantially identical to the Bonds. Unitholders should consult their own tax advisors with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost; and

                  3. Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the Insurer, will pay debt service on the Bonds.

         Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bonds on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

         "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory DE MINIMIS rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the

Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

         In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would extend the Superfund Tax. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trusts. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

         Counsel for the Sponsor has also advised that under Section 265 of the Code interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to all corporations. Investors with questions regarding these issues should consult with their tax advisers.

         In the case of certain of the Bonds in the Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

         ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

         At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

         In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year. For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference.

         In general, Section 86 of the Code, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

         In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

         Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

         FOR A DISCUSSION OF THE STATE TAX STATUS OF INCOME EARNED ON UNITS OF A TRUST, SEE "THE TRUSTS--STATE TAXATION" FOR THE APPLICABLE TRUST. EXCEPT AS NOTED THEREIN, THE EXEMPTION OF INTEREST ON STATE AND LOCAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DISCUSSED ABOVE DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS.

         Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

PUBLIC OFFERING

         GENERAL. Units are offered at the Public Offering Price. The Public Offering Price is based on the bid prices of the Bonds in each Trust and includes a sales charge of 5.5% of the Public Offering Price (5.820% of the aggregate bid price of the Bonds) plus any accrued interest. Employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and its subsidiaries may purchase Units of the Trusts without a sales charge in the secondary offering periods.

         Investors who purchase Units through registered broker/dealers who charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed may purchase Units in the secondary offering period at the Public Offering Price less the concession the Sponsor typically would allow such broker/dealer. See "Public Offering--Unit Distribution."

         ACCRUED INTEREST. Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the respective Trust the amount, if any, of accrued interest paid on their Units.

         Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the

Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is noninterest-bearing to Unitholders, the Trustee benefits thereby.

         OFFERING PRICE. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Bonds in each Trust.

         As indicated above, the price of the Units as of the opening of business on the date of this Prospectus was determined by adding to the determination of the aggregate bid price of the Bonds an amount equal to 5.820% of such value and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross underwriting profit equal to 5.5% of the Public Offering Price. The Evaluator will appraise or cause to be appraised the value of the underlying Bonds on days on which the New York Stock Exchange is open for each day on which any Unit of a Trust is tendered for redemption, and it shall determine the aggregate value of such Trust as of 4:00 P.M. Eastern time on such other days as may be necessary. Such Public Offering Price will be effective for all orders received at or prior to 4:00 P.M. Eastern time on each such day. Orders received by the Trustee, Sponsor, Distributor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. For secondary market sales, the Public Offering Price per Unit will be equal to the aggregate bid price of the Bonds in a Trust plus the secondary market sales charge. For secondary market purposes such appraisal and adjustment will be made by the Evaluator as of 4:00 P.M. Eastern time.

         The aggregate price of the Bonds in each Trust has been and will be determined on the basis of bid prices (i) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (ii) if such prices are not available for any particular Bonds, on the basis of current market prices for comparable bonds; (iii) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (iv) by any combination of the above.

         The Public Offering Price and the Redemption Price per Unit are based on the bid price per Unit of the Bonds in each Trust plus the applicable sales charge plus accrued interest. The offering price of Bonds in each Trust may be expected to range from .35%-1% more than the bid price of such Bonds.

         Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates, if any are requested in writing, representing Units so ordered will be made as soon as possible following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

         UNIT DISTRIBUTION. Units repurchased in the secondary market, if any, may be offered by this prospectus at the secondary Public Offering Price in the manner described.

         As stated under "Public Market" below, an affiliate of the Sponsor, Delaware Distributors, L.P. (the "Distributor"), intends to maintain a secondary market for the Units of the Fund. In so maintaining a market, the Distributor or any such Underwriters will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in a Trust and includes a sales charge). In addition, the Sponsor or the Distributor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

         At various times, the Sponsor may implement programs under which the sales forces of Underwriters, brokers, dealers, banks and/or others may be eligible to win nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such Underwriters, brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying Underwriters, brokers, dealers, banks or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold.

         PUBLIC MARKET. Although they are not obligated to do so, the Distributor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at the bid price of the Bonds in the portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Distributor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may dispose of such Units by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Bonds in the portfolio and any accrued interest. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. See "Rights of Unitholders--Redemption of Units." A UNITHOLDER WHO WISHES TO DISPOSE OF HIS UNITS SHOULD INQUIRE OF HIS BROKER AS TO CURRENT MARKET PRICES IN ORDER TO DETERMINE WHETHER THERE IS IN EXISTENCE ANY PRICE IN EXCESS OF THE REDEMPTION PRICE AND, IF SO, THE AMOUNT THEREOF.

RIGHTS OF UNITHOLDERS

         OWNERSHIP OF UNITS. Ownership of Units of any Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Underwriter and broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

         Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

         Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

         DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by the Trusts, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, is credited by the Trustee to the Interest Account of the appropriate Trust. Other receipts are credited to the Principal Account of the appropriate Trust. Interest received by a Trust will be distributed on or shortly after the fifteenth day of each month on a pro rata basis to Unitholders of record as of the preceding record date (which will be the first day of the month). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the applicable record date, and distributions to the Unitholders as of such record date will be made on or shortly after the fifteenth day of such month. Proceeds received from the disposition of any of the Bonds after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.10 per Unit.

         The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to one twelfth portion of the Unitholders' pro rata share of the estimated net annual unit income in the Interest Account after deducting estimated expenses. Because interest payments are not received by the Trusts at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The

Trustee shall be reimbursed for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

         As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of Trusts (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges or extraordinary charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all for any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover purchases of Replacement Bonds and redemption of Units by the Trustee.

         REINVESTMENT OPTION. Unitholders of the Trusts may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any mutual fund advised by the Sponsor or its affiliate(s) or Delaware International Advisors, Ltd. which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds."

         Each Reinvestment Fund has investment objectives which differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Fund from Delaware Distributors, L.P. at 1818 Market Street, Philadelphia, Pennsylvania 19103.

         After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the closing of trading on the New York Stock Exchange on such date.

         Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund.

         A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and its investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

         REPORTS PROVIDED. The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. For as long as the Sponsor deems it to be in the best interests of the Unitholders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders of such Trusts upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of the Bonds) and the percentage of such amount by states and territories in which the issuers of such Bonds are located, deductions for applicable taxes and for fees and expenses of such Trust, for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, deductions for payment of applicable taxes, fees and expenses of such Trust and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

         In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

         REDEMPTION OF UNITS. A Unitholder who does not dispose of Units in the secondary market described above may cause Units to be redeemed by the Trustee by making a written request to the Trustee, at its unit investment trust office, The Chase Manhattan Bank, Bowling Green Station, P.O. Box 5185, New York, New York 10274-5185 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the STAMP or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers. The Trustee's toll-free number for customer assistance is 800-428-8890, available 9:00 a.m. to 5:00 p.m. EST any business day.

         Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date"). Such redemption shall be made by payment of cash, equivalent to the Redemption Price for such Trust, determined as set forth below as of the evaluation time stated under "Summary of Essential Financial Information," next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional interest in the Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Bonds in the Trust involved at the time of redemption.

         Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

         Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Bonds in order to make funds available for redemption. Units so redeemed shall be cancelled.

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds in each Trust, as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in a Trust determined on the basis of (i) the cash on hand in such Trust or monies in the process of being collected, (ii) the value of the Bonds in such Trust based on the bid prices of the Bonds (including "when issued" contracts, if any) and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and
(b) the accrued expenses of such Trust. The Evaluator may determine the value of the Bonds in a Trust by employing any of the methods set forth in "Public Offering--Offering Price."

         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the Bonds represented by the Units so redeemed. As stated above, the Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size of the affected Trust will be, and the diversity may be, reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds in a Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

TRUST ADMINISTRATION

         DISTRIBUTOR PURCHASES OF UNITS. The Trustee shall notify the Distributor of any tender of Units for redemption. If the Distributor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the date of such notification and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor or Distributor may be tendered to the Trustee for redemption as any other Units.

         The offering price of any Units acquired by the Distributor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Distributor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

         PORTFOLIO ADMINISTRATION. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor, in designating such Bonds, will consider a variety of factors, including (i) interest rates, (ii) market value and (iii) marketability. The Sponsor may direct the Trustee to dispose of Bonds in the event there is a decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Securities would be detrimental to the interest of the Unitholders.

         The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(i) the issuer is in default with respect to such Bond or (ii) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein and under "The Fund--Replacement Bonds" regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any obligations other than the Bonds initially deposited is not permitted.

         If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

         AMENDMENT OR TERMINATION. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (i) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (ii) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of obligations either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except for the substitution of certain refunding obligations for such Bonds, for Replacement Bonds and for subsequent deposits (see "The Fund"). In the event of any amendment requiring the consent of Unitholders, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

         A Trust may be terminated at any time by consent of Unitholders representing 66-2/3% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than the minimum value indicated under "Summary of Essential Financial Information." A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

         The Trust Agreement provides that a Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of a Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates, if any were issued, for cancellation. Within a reasonable time thereafter, the Trustee shall liquidate any

Bonds then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Bonds in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his or her share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

         LIMITATION ON LIABILITIES. The Sponsor, the Evaluator, the Distributor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties thereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

         The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

         The Trustee, Sponsor, Distributor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor, Distributor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         SPONSOR. Delaware Management Company, Inc. is the Sponsor of the Fund and Delaware Distributors, L.P. is the primary Distributor of Fund Units. Both the Sponsor and Distributor are indirect, wholly owned subsidiaries of Lincoln National Corporation ("LNC"). LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds, including the Delaware- Voyageur Funds.

         As of May 1, 1997, affiliates of DMH, including the Sponsor, had assets under management of over $34 billion in mutual fund and institutional accounts, and served as investment adviser to more than 60 mutual fund portfolios. The principal business address for the Sponsor is One Commerce Square, Philadelphia, Pennsylvania 19103; the principal business address for the Distributor is 1818 Market Street, Philadelphia, Pennsylvania 19103. (The paragraph relates only to the Sponsor and not to the Fund or to any Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed information will be made available by the Sponsor upon request.)

         If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Fund as provided therein or
(iii) continue to act as Trustee without terminating the Trust Agreement.

         EVALUATOR. Muller Data Corporation serves as Evaluator. The Evaluator may resign or be removed by the Sponsor in which event the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluation. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder.

         TRUSTEE. The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004-2413. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

         The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolio of any Trust.

         In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by each Trust to, every Unitholder of each Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Rights of Unitholders--Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Bonds held in the Trusts.

         Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

         Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States or any State, be authorized to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

OTHER MATTERS

         LEGAL OPINIONS. The legality of the Units offered hereby and certain matters relating to Federal and state tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trusts.

         INDEPENDENT AUDITORS. The financial statements of each Trust as of the date presented in Part One of this Prospectus have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, appearing elsewhere herein and upon the authority of said firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS*

         STANDARD & POOR'S. A brief description of the applicable Standard & Poor's ratings symbols and their meanings follows:

         A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

-----------------------------

         *     As published by the ratings companies.

         The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality

-----------------------------

         ** Bonds insured by Financial Guaranty Insurance Company, AMBAC Indemnity Corporation, Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his/her own judgment with respect to such likelihood and risk.

         Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include merges, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

         MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

         A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

         Baa - Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside form occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

         Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Con.(--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

-------------------------------------------------------------------------------


                 TABLE OF CONTENTS
TITLE                                        PAGE

THE FUND....................................   3
INVESTMENT OBJECTIVES AND
       PORTFOLIO SELECTION..................   4
THE TRUSTS..................................   5
EQUIVALENT TAXABLE ESTIMATED
       CURRENT RETURNS......................  38
RISK FACTORS................................  41
ESTIMATED CURRENT RETURN AND
       ESTIMATED LONG-TERM RETURN...........  47
TRUST OPERATING EXPENSES....................  48
INSURANCE ON THE BONDS
       IN THE INSURED TRUSTS................  49
TAX STATUS..................................  50
PUBLIC OFFERING.............................  55
RIGHTS OF UNITHOLDERS.......................  57
TRUST ADMINISTRATION........................  62
OTHER MATTERS...............................  66
DESCRIPTION OF BOND RATINGS.................  66

-------------------------------------------------------------------------------

This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.








                               P R O S P E C T U S

-------------------------------------------------------------------------------

                                  June 13, 1997








                               PROSPECTUS PART TWO


                          DELAWARE-VOYAGEUR TAX-EXEMPT
                                  TRUST SERIES

                      CONTENTS OF POST-EFFECTIVE AMENDMENT
                            TO REGISTRATION STATEMENT

         This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Delaware-Voyageur Tax-Exempt Trust, Series 2, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Philadelphia and State of Pennsylvania on the 26th day of June, 1997.

                              Delaware-Voyageur Tax-Exempt Trust, Series 2
                              (Registrant)

                              By Delaware Management Company, Inc.
                                 (Depositor)


                              By /s/George M. Chamberlain, Jr.
                                 Senior Vice President and Secretary

(Seal)

         Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities on June 26, 1997:


Wayne A. Stork
--------------------------
Wayne A. Stork                    President, Chief Executive Officer and
                                  Chief Investment Officer


David K. Downes
--------------------------
David K. Downes                   Executive Vice President, Chief Operating
                                  Officer, Chief Financial Officer, Treasurer and Director


George M. Chamberlain, Jr.
--------------------------
George M. Chamberlain, Jr.        Senior Vice President, Secretary and Director


Richard J. Flanery
--------------------------
Richard J. Flanery                Director